UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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☑   Definitive Proxy Statement
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☐   Soliciting Material Pursuant to § 240.14a-12
Mueller Water Products, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On JANUARY 30, 2008

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mueller Water Products, Inc., a Delaware corporation (“Mueller Water Products” or the “Company”), will be held at 10:00 A.M., local time, on Wednesday, January 30, 2008 at the Four Seasons Hotel, 75 14th Street, N.E., Atlanta, Georgia 30309, for the following purposes:

1. To elect ten members to the Board of Directors to serve for the ensuing year;

2. To approve the Amended and Restated 2006 Stock Incentive Plan;

3. To approve the Executive Incentive Plan;

4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2008; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Holders of record of the Company’s common stock at the close of business on December 5, 2007, the record date for voting at the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/  Robert Barker

ROBERT BARKER
Corporate Secretary

Atlanta, Georgia
December 27, 2007

1200 Abernathy Road, N.E.
Suite 1200
Atlanta, Georgia 30328

PROXY STATEMENT

The Company is furnishing this Proxy Statement in connection with the solicitation by the Board of Directors (the “Board”) of Mueller Water Products, Inc. (“Mueller Water Products” or the “Company”) of proxies for its Annual Meeting of Stockholders and any adjournments of the meeting (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, January 30, 2008 at 10:00 A.M., local time, at the Four Seasons Hotel, 75 14th Street, N.E., Atlanta, Georgia 30309.

QUESTIONS AND ANSWERS ABOUT VOTING AND THE ANNUAL MEETING

What is the purpose of this Proxy Statement?

This Proxy Statement provides information regarding matters to be voted on at the Annual Meeting. Additionally, it contains certain information that the Securities and Exchange Commission requires the Company to provide annually to its stockholders. The Proxy Statement is also used by the Company’s Board of Directors to solicit proxies to be used at the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting. The Board has designated a Proxy Committee, which will vote the shares represented by proxies at the Annual Meeting in the manner indicated by the proxies. The members of the Proxy Committee are Gregory E. Hyland, Michael T. Vollkommer and Robert Barker.

The Proxy Statement is being made available to the Series A stockholders and Series B stockholders of the Company beginning on or about December 27, 2007.

Who is entitled to vote on the matters discussed in the Proxy Statement?

The Company has issued and outstanding shares of two series of common stock: Series A common stock and Series B common stock, which are together referred to as the “common stock”. You are entitled to vote if you were a stockholder of record of Series A common stock or Series B common stock of Mueller Water Products as of the close of business on December 5, 2007. Your shares can be voted at the meeting only if you are present or represented by a valid proxy.

What constitutes a quorum for the Annual Meeting?

The holders of a majority of the voting power of the outstanding shares of common stock as of the close of business on the record date, December 5, 2007, must be present, either in person or represented by proxy, to constitute a quorum necessary to conduct the Annual Meeting. On the record date, there were issued and outstanding 29,051,147 shares of Series A common stock and 85,844,920 shares of Series B common stock. This total excludes treasury shares, which are not considered outstanding for financial reporting purposes. Shares represented by proxies received but marked as abstentions or as withholding voting authority for any or all director nominees, and shares represented by proxies received but reflecting broker non-votes, will be counted as present at the meeting for purposes of establishing a quorum.

How many votes am I entitled to per share?

Each share of Series A common stock represented at the Annual Meeting is entitled to one vote per share and each share of Series B common stock represented at the Annual Meeting is entitled to eight votes per share. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated by those proxies.

What proposals will require my vote?

You are being asked to vote on the following:

•	The election of ten director nominees (Proposal 1);

•	The approval of the Amended and Restated 2006 Stock Incentive Plan (Proposal 2);

•	The approval of the Executive Incentive Plan (Proposal 3);

•	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal 2008 (Proposal 4); and

•	Any other business properly coming before the meeting and any adjournment or postponement.

What vote is required to approve each proposal, and how will my vote be counted?

Election of Directors:  Directors are elected by a plurality of the votes, which means that the ten nominees who receive the highest number of properly executed votes will be elected as directors, even if those nominees do not receive a majority of the votes cast.

Approval of the Amended and Restated 2006 Stock Incentive Plan:  Approval of this proposal requires the affirmative vote of a majority of the votes cast. Any shares that are not voted (whether by abstention or otherwise) will have no impact on the vote.

Approval of the Executive Incentive Plan:  Approval of this proposal requires the affirmative vote of a majority of the votes cast. Any shares that are not voted (whether by abstention or otherwise) will have no impact on the vote.

Ratification of the Appointment of the Independent Registered Public Accounting Firm:  Approval of this proposal requires the affirmative vote of a majority of the votes cast. Any shares that are not voted (whether by abstention or otherwise) will have no impact on the vote.

How does the Board of Directors recommend that I vote?

The Board recommends that you vote:

•	“FOR” election of the ten director nominees (Proposal 1);

•	“FOR” approval of the Amended and Restated 2006 Stock Incentive Plan (Proposal 2);

•	“FOR” approval of the Executive Incentive Plan (Proposal 3); and

•	“FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2008 (Proposal 4).

How can I vote?

You can vote in person by completing a ballot at the Annual Meeting, or you can vote prior to the meeting by proxy. Even if you plan to attend the meeting, we encourage you to vote your shares as soon as possible by proxy. You can vote by proxy using the Internet, by telephone or by mail, as discussed below.

How do I vote by proxy?

Vote by Internet:  You can vote your shares using the Internet. Go to the website indicated on the proxy card or voting instruction form and follow the instructions. Internet voting is available twenty-four hours a day, seven days a week until 5:00 p.m. Eastern time on January 29, 2008. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote on the Internet, you do NOT need to return a proxy card or voting instruction form.

If you hold your shares in “street or beneficial name” (that is, you hold your shares through a broker, bank, or other nominee), your ability to vote by Internet depends on the voting processes of the broker, bank or other nominee. Please follow the instructions on the voting instruction form or proxy card carefully.

Vote by Telephone:  You can vote your shares by telephone if you have a Touch-Tone phone. Dial the toll-free telephone number indicated on the proxy card or voting instruction form and follow the instructions. Telephone voting is available twenty-four hours a day, seven days a week until 5:00 p.m. Eastern time on January 29, 2008. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do NOT need to return a proxy card or voting instruction form.

If you hold your shares in “street or beneficial name” (that is, you hold your shares through a broker, bank, or other nominee), your ability to vote by telephone depends on the voting processes of the broker, bank or other nominee. Please follow the instructions on the voting instruction form or proxy card carefully.

Vote by Mail:  If you prefer to vote by mail, mark the proxy card, date and sign it, and return it in the postage-paid envelope provided. If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the Proxy Committee in favor of the election of all of the director nominees and in accordance with the directors’ recommendations on the other proposals listed on the proxy card. All properly executed proxy cards received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated by those proxy cards.

Shares Held by Employee Stock Purchase Plans:  If you hold (A) shares of the Company’s Series A common stock through the Mueller Water Products Employee Stock Purchase Plan or (B) shares of the Company’s Series B common stock through the Walter Industries Employee Stock Purchase Plan, then your vote must be received by 5:00 p.m. Eastern time on January 29, 2008, unless you vote in person at the Annual Meeting.

Can I assign my proxy to someone else?

If you want to assign your proxy to someone other than the Proxy Committee, you should cross out the names of the Committee members appearing on the proxy card and insert the name(s) of up to three other people. The person(s) you have assigned to represent you must present your signed proxy card and a completed ballot at the meeting to vote your shares.

Can I change my mind after I vote?

If you vote by proxy, you can revoke that proxy at any time before it is voted at the meeting. You can do this in one of the following three ways:

(A) Vote again on the Internet or by telephone prior to the meeting; or

(B) Sign another proxy card with a later date and return it to us prior to the meeting; or

(C) Attend the Annual Meeting in person and cast a ballot.

How will a proposal or other matter that was not included in the Proxy Statement be handled for voting purposes if it comes up at the Annual Meeting?

If any matter that is not described in this Proxy Statement should properly come before the meeting, the Proxy Committee will vote the shares represented by it in accordance with its members’ best judgment. The Proxy Committee will not use its discretionary voting authority with respect to any validly conducted solicitation in opposition. In addition, shares represented by proxy cards that are marked to deny discretionary authority to the Proxy Committee on other matters considered at the meeting will not be voted on these matters and will not be counted in determining the number of votes cast with respect to those matters. At the time this Proxy Statement was printed, the Company did not know of any other matters that might be presented for stockholder action at the Annual Meeting.

Who will tabulate and certify the vote?

Representatives of the Company’s transfer agent, BNY Mellon (formerly known as The Bank of New York), will tabulate and certify the vote, and will act as the Company’s inspector of elections.

What is the difference between a registered stockholder and a beneficial holder of shares?

If your Mueller Water Products shares are registered directly in your name with our transfer agent, BNY Mellon, you are considered a “registered stockholder” with respect to those shares. If this is the case, the proxy materials have been sent or provided directly to you by Mueller Water Products. “Proxy materials” may include an annual report, a proxy statement and a proxy card or voting instruction form, as applicable.

If your Mueller Water Products shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” If this is the case, the proxy materials have been forwarded to you by your brokerage firm, bank or other nominee, or their agent, which is considered the stockholder of record with respect to these shares. As the beneficial holder, you have the right to direct your broker, bank or other nominee as to how to vote your shares by using the voting instruction form or proxy card included in the proxy materials, or by voting via telephone or the Internet. Follow the voting instructions provided in your proxy materials.

I am a beneficial holder. How are my shares voted if I do not return voting instructions?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority, under the rules of the New York Stock Exchange, to vote shares on certain “routine” matters for which their customers do not provide voting instructions by the tenth day before the meeting. The election of directors, the approval of the Executive Incentive Plan and the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company are considered routine matters. The approval of the Amended and Restated 2006 Stock Incentive Plan is not considered “routine” under the applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial holder of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” In tabulating the voting result for any particular proposal, shares that are subject to broker non-votes with respect to that proposal will not be considered voted either for or against it. Because all four proposals scheduled to be voted on at the Annual Meeting will be decided by a majority or plurality of the votes cast, broker non-votes on any proposal will have no effect on the outcome of the vote on that proposal at the Annual Meeting, assuming that a quorum is obtained.

What does it mean if I receive more than one Mueller Water Products stockholder package?

If you receive more than one package of proxy materials, this means that you have multiple accounts holding Mueller Water Products shares with brokers and/or our transfer agent. Please vote all of your shares by voting the control number on the proxy card included in each package that you receive.

How are my Employee Stock Purchase Plan shares voted?

If you are a registered stockholder and/or own Mueller Water Products stock in an Employee Stock Purchase Plan and the accounts are registered in the same name, you will receive one package of proxy materials representing your combined shares.

What happens if I abstain from voting?

If your shares are represented at the Annual Meeting, in person or by proxy, but you abstain from voting on a matter, or include instructions in your proxy to abstain from voting on a matter, your shares will be counted for the purpose of determining if a quorum is present, but will not be counted as either an affirmative vote or a negative vote with respect to that matter. Because all four proposals scheduled to come before the meeting will be decided by a majority or plurality of the votes cast, an abstention on any proposal will have no effect on the outcome of the vote on that proposal, assuming that a quorum is obtained.

What do I need to do if I want to attend the Annual Meeting?

You do not need to make a reservation to attend the Annual Meeting. However, attendance at the Annual Meeting is limited to Mueller Water Products stockholders, members of their immediate families or their named representatives. The Company reserves the right to limit the number of representatives who may attend the meeting.

Who is soliciting proxies?

The Company will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, the Company will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in doing so. The Company may use the services of its officers and other employees of the Company who will receive no compensation for their services, other than their regular compensation, to solicit proxies personally, by telephone or by facsimile transmission. The Company has retained the services of The Altman Group to aid in the solicitation of proxies, including the solicitation of proxies from brokerage firms, banks, nominees, custodians, and fiduciaries, for a fee not anticipated to exceed $6,500 plus expenses. Your cooperation in promptly voting by proxy via the medium of your choice will help to avoid additional expense.

IN ORDER THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AT THIS MEETING IN CASE YOU ARE NOT PERSONALLY PRESENT, YOU ARE REQUESTED TO PLEASE SIGN, DATE, AND MAIL THE PROXY PROMPTLY OR FOLLOW THE DIRECTIONS PROVIDED ON YOUR PROXY CARD.

CORPORATE GOVERNANCE

The Board has adopted Corporate Governance Guidelines that are posted on the corporate governance page of the Company’s website at www.muellerwaterproducts.com and are available in print to stockholders who request a copy. The Corporate Governance Guidelines set forth the practices the Board will follow with respect matters such as director responsibilities, compensation, and access to management. In addition, the Corporate Governance Guidelines address the use of outside advisors, management succession, and an annual self-evaluation of the Board.

Independence of Directors

Mr. Hyland, our Chairman and Chief Executive Officer, is not independent because he is a member of management and an employee of the Company. The New York Stock Exchange does not consider Mr. O’Brien independent under Section 303A.02(b) of the New York Stock Exchange Listed Company Manual because he has served as an employee of the Company’s former parent within the last three years. Mr. O’Brien has been Chairman and Chief Executive Officer of Walter Industries’ Home Business since March 2006; he currently has no relationship, material or otherwise, with the Company.

The Board annually assesses the outside affiliations of each director to determine if any of these affiliations could cause a potential conflict of interest or could interfere with the independence of the director. Based on information furnished by all members regarding their relationships with Mueller Water Products and its subsidiaries and research conducted by management with respect to outside affiliations, the Board has determined that none of the directors has a material relationship with Mueller Water Products other than his role as director, and, except as set forth above each is independent because:

•	Each satisfies the categorical standards set forth below;

•	Each satisfies the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

•	Each satisfies the criteria for independence set forth in Section 303A.02(b) of the New York Stock Exchange Listed Company Manual.

Categorical Standards of Independence

The Company has established categorical standards of independence for the Board of Directors. These standards are outlined in the Company’s Corporate Governance Guidelines. To be considered “independent” for purposes of the director qualification standards, (A) the director must meet bright-line independence standards under the New York Stock Exchange listing standards, and (B) the Board must affirmatively determine that the director otherwise has no material relationship with the Company, directly or as an officer, shareowner or partner of an organization that has a relationship with the Company.

The following relationships will be considered to be immaterial relationships that would not impair a director’s independence if they are conducted in the ordinary course of business:

(i) The director is a director or trustee but not an executive officer or any member of his or her immediate family is a director, trustee or employee, but not an executive officer, of any other organization (other than the Company’s outside auditing firm) that does business with, or receives donations from, the Company;

(ii) The director or any member of his or her immediate family is an executive officer of any other organization which is indebted to the Company, or to which the Company is indebted, and the total amount of either Company’s indebtedness to the other is less than $1 million or 2% of the total consolidated assets of the organization on which the director or any member of his or her immediate family serves as an executive officer, whichever is more; or

(iii) The director or any member of his or her immediate family serves as an executive officer of a charitable or educational organization that receives discretionary charitable contributions from the Company in a single fiscal year of less than $1 million or 2% of that organization’s consolidated gross revenues, whichever is more.

Independence of Committee Members

Each of the members of the Audit, Compensation and Human Resources, and Nominating and Corporate Governance Committees is independent in accordance with the New York Stock Exchange listing standards and the director independence standards set forth above. No member of the Audit Committee receives any compensation from the Company other than directors’ fees or is an affiliated person of the Company (other than by virtue of his or her directorship). Members of the Audit Committee meet the additional standards required by the Sarbanes-Oxley act of 2002. Members of the Compensation and Human Resources Committee meet the additional standards applicable to “outside directors” under Internal Revenue Code Section 162(m) and qualify as “non-employee directors” as defined in Rule 16b-3 under the Exchange Act.

Policy for Approval of Related Person Transactions

The Board of Directors has adopted a written Related Person Transaction Policy that is administered by the Nominating and Corporate Governance Committee. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds or may be expected to exceed $100,000 and a related person has a direct or indirect material interest. Under the Policy, a “related person” includes (A) any person who is or was, since the beginning of the last fiscal year, an executive officer, director or nominee for election as a director of the Company, (B) a greater than 5% beneficial owner of either series of the Company’s common stock or (C) an immediate family member of either of the foregoing. Under the Policy, management will determine whether a transaction meets the requirements of a Related Person Transaction requiring review by the Committee. Transactions that fall within this definition will be referred to the Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company. In addition, the Board of Directors has delegated to the Chair of the Nominating and Corporate Governance Committee the authority to pre-approve or ratify any transaction with a related person in which the aggregate amount involved is expected to be less than $500,000.

Related Person Transactions

The Company did not engage in any transaction during fiscal 2007, and has no currently proposed transaction, in which the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest.

Director Attendance at Board, Committee and Annual Meetings

During the fiscal year ended September 30, 2007, the Board held eight meetings. Each director attended at least 75% of all meetings of the Board and of the committees of the Board on which he served during fiscal 2007. The non-management directors meet in executive session on at least a quarterly basis. The Chairman of the Nominating and Corporate Governance Committee, currently Howard L. Clark, Jr., presides at the executive session of the independent directors.

Directors are expected to attend annual meetings of the stockholders of the Company. All of the directors attended the Company’s Annual Meeting of Stockholders held on March 22, 2007.

Committees of the Board

The Board has four standing committees that assist the Board in carrying out its duties: the Audit Committee; the Compensation and Human Resources Committee; the Nominating and Corporate Governance Committee; and the Environmental Health and Safety Committee. An additional committee, the Executive Committee, meets only when called by the Chairman of the Board. The charter of each of these committees is available on the Company’s website at www.muellerwaterproducts.com and may be obtained, without charge, by contacting the Corporate

Secretary, Mueller Water Products, Inc., 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328.

The Board of Directors has affirmatively determined that the Audit Committee, the Compensation and Human Resources Committee, and the Nominating and Corporate Governance Committee consist entirely of independent directors under the rules established by the New York Stock Exchange and, as applicable, the Securities and Exchange Commission. The following chart shows information regarding the membership of each of the Board’s committees:

Nominating and
		Compensation and	Corporate	Environmental
Name	Audit	Human Resources	Governance	Health and Safety	Executive

Donald Boyce		Chair	X		X
Howard Clark Jr.			Chair	X	X
Gregory E. Hyland					Chair
Jerry W. Kolb	X	X
Joseph Leonard	X		X
Mark J. O’Brien				X
Bernard G. Rethore	X	X		Chair
Neil A. Springer	Chair	X
Michael T. Tokarz			X	X	X
2007 Meetings	14	5	3	3	0

Audit Committee.  The Audit Committee’s primary purpose is to assist the Board in fulfilling its responsibility to the Company’s stockholders relating to the Company’s financial reporting process and systems of internal control. The Audit Committee is also responsible for determining whether the Company’s financial systems and reporting practices are in accordance with applicable requirements. Further, the Audit Committee retains and terminates the Company’s independent auditors, and approves services and fees of the independent auditors.

The Board of Directors has determined that all Audit Committee members are financially literate under the New York Stock Exchange listing standards. All of the members of the Audit Committee qualify as audit committee financial experts within the meaning of the rules and regulations of the Securities and Exchange Commission.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent auditors. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Audit Committee also considers whether the independent auditors are able to provide the most effective services, for reasons such as their familiarity with the Company’s current and past business, accounting systems and internal operations, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee with respect to individual projects up to $100,000. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

Compensation and Human Resources Committee.  The Compensation and Human Resources Committee is responsible for reviewing and approving salaries of senior officers of the Company and the presidents of its significant subsidiaries and for reviewing and recommending for approval by the Board executive and key employee compensation plans, including incentive compensation, stock incentives and other benefits. The Compensation and Human Resources Committee is also responsible for reviewing and recommending to the full Board compensation of directors as well as director’s and officer’s indemnification and insurance matters.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for establishing the criteria for and the qualifications of persons suitable for nomination as directors and reporting its recommendations to the Board. The Board determines the number of directors that shall constitute the Board of Directors, subject to the requirement set forth in the Company’s by-laws that the number of directors shall be not less than six nor more than eleven. The Nominating and Corporate Governance Committee will consider candidates for election as directors of the Company submitted by stockholders. In identifying candidates for membership on the Board of Directors, the Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specializations, relevant technical skills, diversity, and the extent to which a candidate would fill a need on the Board of Directors. The Committee’s policy with regard to director candidates submitted by stockholders is to consider such submissions in accordance with the procedures described under “— Director Nomination Process” beginning on page 10 of this Proxy Statement.

Environmental, Health and Safety Committee.  The Environmental, Health and Safety Committee reviews and updates, as appropriate, the policies and procedures of the Company regarding compliance with the various laws, regulations and rules pertaining to health, safety and the environment. The Committee also monitors the Company’s compliance with its policies and procedures concerning health, safety and the environment, and obtains periodic reports from Company and subsidiary management, environmental counsel and health and safety personnel. The Environmental, Health and Safety Committee reviews and approves the proposed scope of internal and independent environmental, health and safety audits.

Executive Committee.  The Executive Committee’s principal function is to exercise the interim powers delegated to the Committee at any time when any matter requires expeditious action by the Board or when it would not be practical for the full Board to meet to review or act upon any matter. In addition, if the Board of Directors expressly provides by resolution, the Executive Committee can declare dividends payable on the securities of the Company during months when the Board is not regularly scheduled to meet or does not meet.

The Executive Committee has and may exercise, during the intervals between meetings of the Board, all the powers and authority vested in the Board of Directors except the following: (A) the power or authority to amend the Company’s Certificate of Incorporation; (B) the power or authority to amend the Company’s By-Laws; (C) the power or authority to adopt an agreement of merger; (D) the power or authority to exchange, consolidate, sell, lease, pledge or exchange all or substantially all of the Company’s assets; (E) the power or authority to adopt or revoke a plan of dissolution; (F) the power or authority delegated to any other committee of the Board of Directors; and (G) such other powers or authority as are restricted in the Business Corporation Laws or the By-Laws.

Other Committees.  The Board also established an Integration Committee, consisting of Messrs. Boyce, Hyland, Rethore and Springer, and a Finance Committee, consisting of Messrs. Boyce, Hyland and Tokarz. The Integration Committee was created to oversee the Company’s synergy plan and it was disbanded in October 2007 upon completion of the plan. The Finance Committee reviewed and approved documents relating to the Company’s financial restructuring that was completed in May 2007. Members were paid for meeting fees for meetings of the Integration Committee but not for meetings of the Finance Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation and Human Resources Committee consists of Donald N. Boyce, Jerry W. Kolb, Bernard G. Rethore and Neil A. Springer. None of the members of the Compensation and Human Resources Committee is a former or current officer or employee of the Company or any of its subsidiaries.

Communicating with our Board of Directors

Stockholders and other interested persons may communicate to the Chairman of the Audit Committee or the Chairman of the Nominating and Corporate Governance Committee, in care of the Company’s Corporate Secretary at the Company’s principal executive office address — 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328. Stockholders and other interested persons may also communicate with any of the non-management directors, in care of the Company’s Corporate Secretary at the Company’s principal executive office address or by sending an e-mail message to the directors at boardofdirectors@muellerwp.com or to the Audit Committee at auditcommittee@muellerwp.com. If the correspondence is specifically marked as a private communication for the Board of Directors (or a specific member or members of the Board), the Corporate Secretary will not open or read the correspondence, but will forward it to the addressee or the Chairman of the Audit Committee. These procedures may change from time to time, and you are encouraged to visit our website for the most current means of contacting our directors.

Director Nomination Process

In discharging its responsibility, the Nominating and Corporate Governance Committee receives input from the Chairman of the Board, other Board members and the Committee’s professional search firm. It also considers and evaluates any candidates recommended by stockholders, as described below.

The Committee decides whether to further evaluate each candidate and has selected an independent recruiting firm to assist in the discharge of its duties. The evaluation includes a thorough reference check, interaction and interviews, and discussions about the candidate’s availability and commitment. After discussion of each candidate’s qualifications, the Chairman of the Nominating and Corporate Governance Committee interviews each candidate. The Committee Chairman will select certain candidates to be interviewed by the Chairman of the Board and other members of the Committee. The Committee reviews the results of all interviews and makes a recommendation to the full Board that the candidate be elected to the Board. The Board expects all candidates recommended to the full Board to have received the approval of all members of the Committee.

In determining the best candidate, the Board has directed the Committee to consider the key criteria and competencies for the Directors described below. In addition, the Board has determined that its members should bring to the Company a broad range of experience, knowledge and judgment. The candidate must be prepared to represent the interests of the Company and all its stockholders, not the interests of particular constituencies.

The Committee uses a matrix of key criteria and competencies to evaluate potential candidates. The Committee carefully reviews all current Directors and Director candidates in light of these qualifications based on the context of the current and anticipated composition of the Board, the current and anticipated operating requirements of the Company and the long-term interests of the stockholders. In reviewing a candidate, the Committee considers the integrity of the candidate and whether the candidate would be independent as defined in the Corporate Governance Guidelines and in the listing standards of the New York Stock Exchange. The Committee expects a high level of involvement from its Directors and reviews, if applicable, a candidate’s service on other boards to assess whether the candidate has sufficient time to devote to Board duties.

Key Criteria (required for all directors):

•	Personal Ethics and Integrity

•	Leadership Capabilities

•	Business Acumen

•	Collaborative Skills

•	Interpersonal Skills

•	Commitment

•	Independence

Key Competencies (not necessary for all directors)

•	General Management Expertise

•	Financial Expertise

•	Multiple-part Production/Manufacturing/Operations Expertise

•	Merger and Acquisition Experience

•	Strategic Planning Expertise

•	Corporate Governance Expertise

•	Diversity of Viewpoints

•	Offshore Sourcing Expertise

•	Marketing Expertise

•	International Business Expertise

•	Government and Regulatory Affairs Expertise

Any stockholder who wishes to have the Nominating and Corporate Governance Committee consider a candidate is required to give written notice of the stockholder’s intention to make such a nomination. Notices of nomination for the 2009 Annual Meeting of Stockholders of the Company must be received no later than September 18, 2008 at the Company’s principal executive offices, at 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328, directed to the attention of the Corporate Secretary, to be considered for inclusion in the Company’s proxy materials for the 2009 Annual Meeting. The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination, and such other information as set forth in the Company’s by-laws. A proposed nomination which does not comply with the above requirements will not be considered.

Code of Conduct Policy and Compliance Program

The Board has adopted a Code of Business Conduct (“Code of Conduct”) that is applicable to all employees, directors, and officers of the Company and its subsidiaries. The Code of Conduct is posted on the corporate governance page of the Company’s website at www.muellerwaterproducts.com and is available in print to stockholders who request a copy. The Company also has made available an Ethics Hotline, where employees can anonymously report an alleged violation of the Code of Conduct.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation philosophy and structure under which the Company compensated its executive officers for the fiscal year ended September 30, 2007 (“fiscal 2007”).

Named Executive Officers

Throughout this Proxy Statement, the following individuals are collectively referred to as the “named executive officers”:

Corporate Executives

•	Gregory E. Hyland — Chairman of the Board, President and Chief Executive Officer of the Company

•	Michael T. Vollkommer — Executive Vice President and Chief Financial Officer of the Company since May 14, 2007

•	Jeffery W. Sprick — Senior Vice President and Chief Financial Officer from November 2005 to December 13, 2006; Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer from December 14, 2006 to May 13, 2007; Senior Vice President and Chief Accounting Officer from May 14, 2007 until December 3, 2007

Operations Executives

The Company is currently organized into three business segments, each led by a senior executive. Mueller Group is defined as the Mueller Co. and Anvil segments. Other than Mr. Smith, who oversees two business segments, these operations executives have comparable responsibilities. We are including all four as named executive officers in this Proxy Statement even though we are only required to include the three highest paid.

For Mueller Group:

•	Dale B. Smith — Chief Executive Officer of Mueller Group, a division of the Company

For Anvil:

•	Thomas E. Fish — President of Anvil International, LP, a subsidiary of the Company

For U.S. Pipe:

•	Raymond P. Torok — President of United States Pipe and Foundry Company, LLC, a subsidiary of the Company

For Mueller Co.:

•	Doyce Gaskin — President of Mueller Co. Ltd., a subsidiary of the Company

Executive Compensation Philosophy

The Compensation and Human Resources Committee of the Board (the “Compensation Committee”), which consists entirely of independent directors, is responsible for establishing and reviewing our overall compensation philosophy. The Compensation Committee believes that the compensation paid to executives should be structured to provide our executives with meaningful rewards, while maintaining alignment with stockholder interests, corporate values and management initiatives. Our executive compensation program is designed to:

•	Attract, motivate and retain experienced executives who are vital to our short- and long-term success, profitability and growth;

•	Create alignment with executives and stockholders by rewarding executives for enhancing stockholder value; and

•	Provide focus on key financial performance goals and objectives that are integral to achieving our strategic plan.

In accordance with this philosophy, the Compensation Committee believes that the executive compensation package should consist of cash and equity based compensation, including base salary, annual cash incentive compensation, long-term equity-based compensation (that may include equity or cash), perquisites and other personal benefits.

Oversight of Compensation Program

The Compensation Committee establishes new executive compensation plans, including incentive-compensation plans and equity-based plans, and oversees management’s administration of those plans. The Compensation Committee also reviews and approves annually all compensation decisions affecting our key officers, including our named executive officers.

The Compensation Committee performs the following functions in carrying out its responsibilities:

•	Reviews annually the operations of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose;

•	Takes steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and Company performance;

•	Reviews and approves corporate goals and objectives relevant to executive officer compensation, including annual performance objectives;

•	Evaluates the performance of each executive officer against his or her personal goals and objectives and, based on this evaluation and a review of detailed compensation tally sheets that list all elements of each executive officer’s compensation, approves the annual salary, annual incentive compensation, equity incentives and other benefits of our executive officers;

•	Establishes and periodically reviews policies relating to executive officer perquisites; and

•	Reviews and recommends to the full Board of Directors the non-employee director compensation program.

The Compensation Committee’s responsibilities are described in its charter, which is available on the corporate governance page of our website at www.muellerwaterproducts.com. The Compensation Committee reviews the charter annually and recommends to the Board any improvements to the Charter that it considers necessary or important. The Board annually determines membership of the Compensation Committee.

Determining Executive Compensation

During fiscal 2007, the Compensation Committee retained Hewitt Associates (“Hewitt”) as its outside consultant to advise the Compensation Committee on executive compensation. Hewitt assists the Compensation Committee by providing external market data on compensation practices and programs of peer group companies. Specifically, the Compensation Committee asked Hewitt to collect data from the peer group companies to assess base pay, bonus opportunity, bonus paid and long-term incentive practice.

Hewitt and management recommended to the Compensation Committee a peer group of 26 companies whose executive compensation programs would be analyzed for benchmarking purposes. Hewitt selected companies for the peer group (for review by management and the Compensation Committee) that have a primary manufacturing component to their business, are publicly traded and registered with the Securities and Exchange Commission and have annual revenue between $800 million and $6.5 billion. The median annual revenue for the peer group is $2.4 billion. Further, Hewitt and management proposed companies that, they believed, based on their industry and size, could potentially compete with the Company for talented executives. The Compensation Committee approved the following peer group for fiscal 2007:

•	Ametek, Inc.

•	Cameron International Corporation

•	Crane Co.

•	Curtiss-Wright Corporation

•	Donaldson Company, Inc.

•	Dover Corporation

•	Flowserve Corporation

•	FMC Technologies

•	Graco Inc.

•	Hubbell Incorporated

•	IDEX Corporation

•	Joy Global Inc.

•	Lennox International Inc.

•	Lincoln Electric Holdings, Inc.

•	Molex Incorporated

•	Nalco Holding Company

•	Pentair, Inc.

•	Roper Industries, Inc.

•	Sauer-Danfoss Inc.

•	Tecumseh Products Company

•	Temple-Inland Inc.

•	The Stanley Works

•	Thomas & Betts Corporation

•	Vulcan Materials Company

•	Watts Water Technologies, Inc.

•	Worthington Industries, Inc.

In November 2006, July 2007 and November 2007, the Compensation Committee reviewed compensation tally sheets for each executive officer. These tally sheets, which were prepared by management, illustrate current and historical levels of each executive officer’s compensation and, in some cases, target compensation. The tally sheets affix current and historical dollar amounts to each component of the executive officer’s compensation, including salary, annual incentive pay (target and actual), outstanding equity awards, other benefits, potential change-in-control payments, severance payments and any other compensation arrangements.

In determining compensation, the Compensation Committee considered the impact on each executive officer’s total compensation of its decisions with respect to each specific element of compensation. Further, the Compensation Committee reviewed the tally sheets of the executive officers against survey data provided by Hewitt as well as internal and external adjustment factors such as individual performance, overall contribution to the business, future potential, retention concerns and budgetary constraints. The Compensation Committee uses tally sheets to regularly assess each executive officer’s total compensation package and the individual components of the compensation package. In addition, the Compensation Committee intends to review tally sheets at any time that an executive officer is being considered for promotion or other change in responsibilities and in connection with special awards.

In setting compensation levels, the Compensation Committee considers the evaluation by the Company’s chief executive officer of the executive officers and other key employees. The Chief Executive Officer considers the recommendations of supervising executive officers regarding total compensation for those executive officers reporting directly to them.

Role of Chief Executive Officer in Setting Executive Compensation

Our Chief Executive Officer, Mr. Gregory E. Hyland, is not a member of the Compensation Committee and does not vote at Compensation Committee meetings. Mr. Hyland may call meetings of the Compensation Committee and he regularly attends Compensation Committee meetings. In fiscal 2007, Mr. Hyland was present at all of the Committee’s meetings. He does not participate in executive sessions or discussions about his compensation. Mr. Hyland also participated in meetings between management, Hewitt and the chair of the Compensation Committee. Mr. Hyland proposes to the Compensation Committee compensation packages for new executive officers and salary increases, as well as short-term and long-term incentive compensation awards, for each of the executive officers other than himself. From time to time, Mr. Hyland recommends that the Compensation Committee consider additional compensation arrangements for one or more executive officers. In fiscal 2007,

Mr. Hyland recommended that the Compensation Committee adopt a special bonus program for Anvil executives.

Compensation Elements

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salaries for executive officers for fiscal 2007 were developed based on position-specific market data using the approved peer group. The Compensation Committee targeted the base salary for each position at the 50th percentile of the approved peer group. In determining actual salary for each executive officer, the Compensation Committee assessed the responsibilities associated with the position, individual contribution and performance, Company performance and the compensation paid to the other executive officers. On an aggregate basis, the base salary of the named executive officers in fiscal 2007 was 99.6% of the 50th percentile of the approved peer group. Salaries earned by named executive officers in fiscal 2007 are reflected in the “Salary” column of the Summary Compensation Table on page 24 of this Proxy Statement.

Annual Cash Incentive Compensation

The Company has established annual bonus opportunities for executive officers and other key employees to promote a “pay for performance” culture and to provide a competitive element of executive compensation. Annual incentive compensation for fiscal 2007 was awarded under our Executive Incentive Plan (the “Executive Incentive Plan”), which provides executive officers and other key employees with the opportunity to earn cash awards based on the achievement of pre-established measurable financial and individual objectives. The Compensation Committee sets target bonuses to motivate and focus each executive on the achievement of annual financial and individual performance goals and to remain competitive with the approved peer group.

For corporate-level executive officers and Mr. Torok from our U.S. Pipe segment, annual incentive opportunities, expressed as a percentage of base salary, were targeted at the 50th percentile relative to the approved peer group. Historically, annual incentive opportunities for each executive of Mueller Co., Anvil and Mueller Group were based on a designated percentage of a pre-established bonus pool. The bonus pool was calculated as a designated percentage of a financial metric that measures overall profitability and that metric varied over time. As a result, for Mr. Gaskin from Mueller Co., Mr. Fish from Anvil and Mr. Smith from Mueller Group, annual incentive opportunities for fiscal 2007 are substantially above the 50th percentile of the approved peer group. When compared to the 50th percentile of the approved peer group, Mr. Smith’s targeted bonus for fiscal 2007 represents approximately six times, Mr. Gaskin’s target bonus represents approximately two times and Mr. Fish’s targeted bonus represents approximately 1.4 times.

The Compensation Committee approved annual financial and individual goals for each executive officer in the first quarter of fiscal 2007. The executive officer must achieve minimum individual performance goals for any portion of the annual cash award to be payable. In fiscal 2007, the potential incentive opportunity for each executive under the Executive Incentive Plan was weighted 20% on the achievement of specific individual goals and 80% on the achievement of financial goals. With respect to financial goals, the potential incentive opportunities for corporate executives were based 50% on consolidated net income and 30% of operating income after taxes as a percentage of certain net assets used by the business (“RONA”). For operations executives, the potential incentive opportunities were based 50% on operating income and 30% on RONA, in each case of their respective business units. All dollar targets for the financial goals are calculated using a percentage increase of year over year growth.

Payouts under the Executive Incentive Plan can range from 0% to 200% of the target incentive award, as set forth in the table below, depending on the degree of financial and individual performance relative to pre-established goals for that particular year.

Individual Goals.  With regard to individual goals, the table below shows the performance range and percent of target that may be earned in connection with the satisfaction of individual goals by the executive officers. Individual goals are quantifiable to the extent practicable. Any individual goals that are not quantifiable are reviewed subjectively and the percent of goal achieved is determined by the executive’s direct supervisor and agreed to by the Chief Executive Officer and the Compensation Committee. In the case of the Chief Executive Officer, the Compensation Committee determines the percent achievement of any non-quantifiable goal. Performance results may fall within the specified amounts indicated in the table below and the Compensation Committee may apply discretion so long as the award complies with the terms of the Executive Incentive Plan. The Compensation Committee considers matters such as market conditions, strategic plans and executive contribution in using discretion to determine individual awards.

Individual Performance
(Individual Goals Have a Total Weight of 20% of the Incentive Target)

Payable as a Percent of Target Dollars
At Minimum Performance	At Target Performance	At Maximum Performance

0%	100%	200%

Financial Goals.  With regard to the Company’s or business unit’s financial goals, the following table shows the fiscal 2007 performance targets for each executive officer along with the attained results. The targets vary by business unit to reflect historical performance, competitive standing and other relevant matters.

The net income/segment operating income target for fiscal 2007 is achieved at 100% if actual results improve by 6% over fiscal 2006 consolidated net income or segment operating income, respectively. The return on net assets (RONA) target is achieved at 100% if actual results improve by 25 basis points (in the case of corporate and Messrs. Gaskin and Smith) and 30 basis points (in the case of Messrs. Fish and Torok) over fiscal 2006 RONA. The Compensation Committee made certain adjustments to the fiscal 2007 calculations for the executive officers to account for events it believes should not be considered in the calculation, such as the effect of the refinancing completed in May 2007, the direct out-of-pocket costs of achieving synergy-related projects, costs to close certain facilities and changes in inventory valuation.

Financial Performance
(Financial Goals Have a Total Weight of 80% of the Incentive Target)

		Financial Performance as a Percentage of Target Performance Required to Achieve Bonus Amounts Shown
								2007
								Payout
			1% of			200% of		Factor
		Weight	Target	50% of	100% of	Target	2007	(% of
		Assigned to	Bonus	Target	Target	Bonus	Actual	Target
	Financial Metric	Metric	(minimum)	Bonus	Bonus	(maximum)	Results	Bonus)

Gregory E. Hyland, Jeffery	Consolidated Net Income	50%	75.5%	94%	100%	113%	91.0%	21.0%

W. Sprick and Michael T. Vollkommer	RONA	30%	96.8%	98%	100%	107%	81.0%	0%

Thomas E. Fish	Anvil Operating Income	50%	75.4%	94%	100%	113%	118.0%	200%

	RONA	30%	94.8%	97%	100%	112%	117.0%	200%

Doyce Gaskin	Mueller Co. Operating Income	50%	75.5%	94%	100%	120%	79.0%	8.6%

	RONA	30%	98.6%	99%	100%	104%	78.0%	0%

Dale B. Smith	Mueller Co. and Anvil Operating Income	50%	75.4%	94%	100%	119%	79.0%	29.2%

	RONA	30%	97.8%	99%	100%	106%	85.9%	0%

Raymond P. Torok	U.S. Pipe Operating Income	50%	75.5%	94%	100%	120%	82.4%	16.5%

	RONA	30%	95.0%	97%	100%	112%	87.4%	0%

Payout Amounts

Individual cash incentive payments for each executive officer were determined using the following calculation:

Incentive Payout = (Income Goal: 50% of Target Bonus x Payout Factor) + (RONA Goal: 30% of Target Bonus x Payout Factor) + (Personal Goals: 20% of Target Bonus x Payout Factor)

For services rendered to the Company in fiscal 2007, the Compensation Committee approved payment of an aggregate of $2,086,351 in performance-based awards to ten executive officers. These amounts were paid in December 2007. Because Walter Industries paid Mr. Hyland’s incentive compensation for the period from October 1, 2006 through December 31, 2006, Mr. Hyland was entitled to pro rated incentive compensation for fiscal 2007 reflecting nine months of Company and individual performance. Mr. Vollkommer, who joined the Company in May 2007, was entitled to pro rated incentive compensation for fiscal 2007 based on his start date. Actual amounts earned by the named executive officers under the Executive Incentive Plan for performance in fiscal 2007 are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 24 of this Proxy Statement.

Long-Term Equity-Based Compensation

The Compensation Committee awards long-term equity-based incentive compensation to executive officers and certain key employees and consultants under the Company’s 2006 Stock Incentive Plan, which was approved by the sole stockholder of the Company on May 25, 2006. The Compensation Committee approved an Amended and Restated Stock Incentive Plan (the “Stock Incentive Plan”) on November 29, 2007. The amendments were made primarily to comply with Section 409A of the Internal Revenue Code, as amended. The Company is asking stockholders to approve the Stock Incentive Plan as Proposal 3 of this Proxy Statement.

The Stock Incentive Plan provides an opportunity for key employees to increase their stake in the Company through grants and issuance of stock options and other equity based awards. The Compensation Committee believes that providing equity as a component of executive compensation assures external competitiveness of total compensation, and motivates executive officers and key employees to focus on long-term Company performance and aligns the interests of key employees with the interests of the stockholders. In addition, equity awards serve to retain executives during the vesting period since, in most circumstances, the awards will be forfeited if the executive leaves the employ of the Company before the award vests or the applicable restrictions lapse.

The Compensation Committee based the annual equity awards made during fiscal 2007 on a target economic value of the award equal to the 50th percentile relative to the approved peer group, but made adjustments as appropriate based on the responsibilities of each executive officer, the strategic and operational goals and performance of each executive officer. In determining the actual number of stock options and restricted stock or restricted stock units to be granted, the Compensation Committee relied upon a detailed and consistent methodology, developed by Hewitt, to assign a value (the “economic value”) to each equity award. The resulting economic value calculated for each award is based, in part, on the actual design features of the grant, including term, vesting schedule, and the impact of certain employment terminations, among others. The economic value derived for each award will generally differ from the FAS 123R grant date fair value used for accounting purposes.

Before determining final awards, the Compensation Committee also considered the evaluation of each executive officer by our CEO. The actual award to Mr. Smith was 36.5% higher than the 50th percentile in order to satisfy the terms of the employment agreement entered into in January 2006. The actual award to Mr. Gaskin was 20.2% higher than the 50th percentile in order to satisfy the terms of the employment agreement entered into in July 2006. The Compensation Committee approved these employment agreements, which provided for equity awards that exceeded the 50th percentile of the approved peer group, before it adopted a compensation philosophy that targets compensation levels at the 50th percentile of the approved peer group. The actual awards to the other named executive officers were between 20% and 40% below the 50th percentile because the Compensation Committee considered the value of all of the outstanding equity awards held by such executive officers.

Prior to completion of the Spin-off (defined below) in December 2006, the Company followed Walter Industries’ compensation structure and granted to each executive officer a combination of stock options and performance-accelerated restricted stock units. Stock options were used to focus executives on increasing stockholder value through stock price appreciation.

Performance-accelerated restricted stock units were used to further focus executives on stock price appreciation while encouraging long-term retention of the executive. The equity grants made to the executive officers in November 2006 were intended to deliver the targeted economic value through a mix of 1/3 non-qualified stock options and 2/3 performance-accelerated restricted stock units. In January 2007, the Compensation Committee evaluated its equity grants practice and modified the mix to enhance the retention value of the long-term equity grants. Therefore, the Compensation Committee determined that the economic value of future long-term equity grants would be based on a mix of 50% non-qualified stock options and 50% time-based restricted stock units.

Non-Qualified Stock Options.  The Compensation Committee awarded each executive officer an annual grant of non-qualified stock options in November 2006. The annual grant is made as of the date of the Compensation Committee meeting and is not timed to the release of material nonpublic information. Executive officers who joined the Company after November 2006 received non-qualified stock options in connection with their commencement of employment. Information related to the stock options awarded to the named executive officers in fiscal 2007 is reflected in the Grants of Plan-Based Awards Table on page 26 of this Proxy Statement.

Restricted Stock Units and Shares of Restricted Stock.  The Compensation Committee awarded each executive officer an annual grant of restricted stock units in November 2006. These restricted stock units vest after seven years unless pre-determined stock prices are achieved and maintained for defined periods of time. Upon achievement and maintenance of each price target, 25% of the restricted stock units will vest on the next anniversary of the grant date. Accelerated vesting occurs if price appreciation of the Company’s Series A common stock exceeds 13% compounded annually from the grant date for a period of sixty consecutive calendar days.

In January 2007, the Compensation Committee determined that time-based vesting would enhance the retention value of the grants. Restricted stock units granted to executive officers who joined the Company after November 2006 vest in full on the third anniversary of the grant date. Mr. Vollkommer, the Company’s Chief Financial Officer, was granted shares of restricted stock, rather than restricted stock units, in connection with his commencement of employment in May 2007. Information related to the restricted stock units/shares of restricted stock awarded to the named executive officers in fiscal 2007 are reflected in the Grants of Plan-Based Awards Table on page 26 of this Proxy Statement.

Replacement Equity Grants.  On December 14, 2006, Walter Industries, the Company’s former parent, distributed to its stockholders all of the outstanding shares of the Company’s Series B common stock (the “Spin-off”).

In connection with the Spin-off in December 2006, the Company replaced equity grants relating to Walter Industries common stock that the executive officers had previously received from Walter Industries with equity grants from the Company. Each Walter Industries restricted stock unit was replaced by 3.239 restricted stock units of the Company’s Series A common stock, representing the conversion ratio that was used to value outstanding equity grants in connection with the Spin-off. Each option to purchase one share of Walter Industries common stock was replaced by an option to purchase 3.239 shares of Series A common stock of the Company, and the exercise price for the replacement options is the exercise price of the original Walter Industries stock option divided by 3.239. The vesting period and termination date of the replacement long-term equity grants is unchanged from the vesting period and termination date of the original Walter Industries grants. Information related to replacement equity grants awarded to the named executive officers in fiscal 2007 is reflected in the Grants of Plan-Based Awards Table on page 26 of this Proxy Statement.

Grants made in November 2007.  The Compensation Committee awarded each executive officer an annual grant of non-qualified stock options and restricted stock units in November 2007. The Compensation Committee based the annual equity award on a target economic value of the award equal to the 50th percentile relative to the approved peer group, but made adjustments as appropriate based on the responsibilities of each executive officer and the strategic and operational goals and performance of each executive officer. Before determining final awards, the Compensation Committee also considered the evaluation by our CEO of each executive officer. The economic value of these grants was based on a mix of 50% non-qualified stock options and 50% time-based restricted stock units.

The stock options granted in November 2007 have a term of ten years and vest in equal installments on the first, second and third anniversary of the grant date. The exercise price of all such options is the closing price of the Company’s Series A common stock on the grant date. The restricted stock units granted in November 2007 vest in equal installments on the first, second and third anniversary of the grant date.

Retirement Plans

The Company offers retirement benefits to its executive officers and other employees to provide a competitive source of retirement income. These retirement benefits are provided through a variety of vehicles described below.

Retirement Savings Plan Applicable to Employees Generally.  The Mueller Water Products, Inc. Retirement Savings Plan (“Savings Plan”) provides retirement benefits for non-union employees of the Company and participating subsidiaries after such employees complete a specified period of service. Messrs. Hyland, Sprick and Torok participate in the Savings Plan. Messrs. Gaskin, Smith and Fish participate in the Mueller Group, Inc. Retirement Savings and Investment Plan I, a 401(k) plan sponsored by Mueller Water Products, Inc.

Retirement Plan Applicable to Mr. Hyland.  In accordance with the terms of Mr. Hyland’s employment agreement, the Company adopted a limited retirement savings plan effective April 1, 2007 (the “Retirement Plan”) for the benefit of Mr. Hyland, the Company’s Chairman and Chief Executive Officer. That employment agreement was originally adopted by Walter Industries, and was assigned to and assumed by the Company on December 14, 2006 in connection with the completion of the Spin-off.

The Retirement Plan is intended to constitute an unfunded plan of deferred compensation for Mr. Hyland. Under the Retirement Plan, the Company credits a bookkeeping account for Mr. Hyland. Commencing April 16, 2007 and as of the 16th day of each calendar month thereafter until the earlier of September 16, 2010 or Mr. Hyland’s death, disability or termination of employment for any reason other than cause, an amount equal to 10% of Mr. Hyland’s then current base salary is credited to such account. The amounts credited to the Retirement Plan bear interest at 120% of the long term Applicable Federal Rate (as defined in the Internal Revenue Code) until payment. To date, $237,024 has been accrued and credited to Mr. Hyland’s deferral account.

Upon termination of Mr. Hyland’s employment at the Company, other than for cause, all deferred compensation under the Retirement Plan will be paid as a lump sum to Mr. Hyland or his designated beneficiary, subject to early withdrawal and deferral rights detailed in the Retirement Plan. Upon a termination of employment for cause, the entire Retirement Plan account will be forfeited.

The Company’s contributions to the Retirement Plan for Mr. Hyland can be found in the “All Other Compensation” column and footnote 2 of the Summary Compensation Table on page 24 of this Proxy Statement.

Perquisites and Other Personal Benefits

The Company provides perquisites to the named executive officers that the Compensation Committee believes are reasonable and consistent with its overall compensation program. The perquisites are intended to better enable the Company to attract and retain superior employees for key positions. In fiscal 2007, the Compensation Committee offered its named executive officers an automobile allowance or Company-leased vehicle, financial planning services, an executive physical exam and, in some cases, club memberships. The Compensation Committee annually reviews the level of perquisites provided to the named executive officers against the approved peer group. Certain perquisites provided to the named executive officers in fiscal 2007 are set forth in the “All Other Compensation” column and footnote 2 of the Summary Compensation Table on page 24 of this Proxy Statement.

Severance Benefits

All of the named executive officers are entitled to general severance benefits. Information regarding applicable payments under such arrangements and agreements for the named executive officers is provided under the heading “Potential Payments Upon Termination or Change-in-Control” beginning on page 35 of this Proxy Statement.

Change-in-Control Agreements

The Compensation Committee believes that change-in-control agreements are an important component of executive officer compensation. Specifically, the Compensation Committee adopted change-in-control agreements that are intended to create incentives for our executive team to build stockholder value and to obtain the highest value possible should we be acquired in the future, despite the risk of losing employment and potentially not having the opportunity to otherwise vest in equity awards which comprise a significant component of each executive’s compensation. The change-in-control arrangements for our executive officers are “double trigger,” meaning that acceleration of vesting and severance payments are not awarded upon a change of control unless the executive’s employment is involuntarily terminated (other than for cause) within 24 months following the transaction. The Compensation Committee believes this structure strikes a balance between the incentives and the executive hiring and retention effects described above, without providing these benefits to executives who continue to enjoy employment with an acquiring company in the event of a change of control transaction. The Committee also believes this structure is more attractive to potential acquiring companies, who may place significant value on retaining members of our executive team and who may perceive this goal to be undermined if executives receive significant acceleration payments in connection with such a transaction and are no longer required to continue employment to earn the remainder of their equity awards.

Change-in-control agreements with the Company’s executive officers who were employed by the Company prior to the Spin-off were entered into when the Company was wholly owned by Walter Industries. The Compensation Committee approved change-in-control agreements for executive officers who were hired by the Company subsequent to the Spin-off. Key terms, such as triggering events, multiples of pay that would be paid upon the occurrence of those events and the acceleration of equity awards, were based on the agreements previously adopted by Walter Industries. Messrs. Fish, Gaskin, and Smith do not have change-in-control agreements because their severance arrangements generally protect them in the event of a termination following a change-in-control of the Company.

Compensation Program for Anvil Executives.  In December 2007, the Company adopted a new compensation program for its Anvil International business segment in which Mr. Fish, Anvil’s President, participates. Mr. Fish is entitled to receive (A) a special bonus award equal to 100% of his base salary if he remains employed by Anvil through September 30, 2009; and (B) an incentive award equal to 25% of his annual bonus for the period between October 1, 2007 and September 30, 2009 (or an earlier date, under certain circumstances) so long as he (i) remains continuously employed by Anvil through the date of payment of such award and (ii) achieves his annual performance targets.

Mr. Fish is also entitled to the special bonus award if there is a change of control of Anvil, and he is entitled to a termination payment equal to 100% of his salary and 100% of the greater of his target bonus and most recently paid bonus, if there is a change of control of Anvil and his employment is terminated without cause during the two year period thereafter. Cause is defined as (A) conviction of a felony or any other crime involving dishonesty, fraud or moral turpitude; (B) fiduciary breach against the Company, Anvil or the successor to Anvil; (C) failure to adequately perform his duties; and (d) negligence in the performance of his duties.

Change of Control means that (A) any person that is not affiliated with the Company and is not a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the beneficial owner of partnership interests of Anvil representing more than 51% of the combined voting power of Anvil’s then outstanding partnership interests or (B) the Company sells or disposes of fifty one percent 51% or more of Anvil’s assets to a person that is not an affiliate of the Company.

Income Tax Consequences of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), limits the tax deductibility of compensation paid to each of the principal executive officer and the next three highest paid executive officers (excluding the chief financial officer) to $1 million in any year. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals. Performance-based compensation such as annual cash incentive compensation and stock option awards meet these requirements, and as such are deductible by the Company when they are paid to the executive officer. It is the intent of the Compensation Committee to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) of the Code so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation.

Compensation Recovery Policy

The Board has given the Compensation Committee authority to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers where the payment was predicated upon the achievement of certain financial results. In the event that those financial results are subject to restatement, the Compensation Committee will evaluate the nature and impact of the restatement and may make appropriate retroactive adjustments.

Stock Ownership Guidelines

The Compensation Committee believes that equity ownership serves a fundamental role in aligning the interests of executives and outside directors with the Company’s stockholders. Therefore, in July 2007 the Compensation Committee implemented stock ownership guidelines for executive officers and outside directors. The total stock value of the participant’s holdings of shares of Series A or Series B common stock of the Company (including direct ownership, ownership by immediate family members, shares owned in retirement, savings and profit sharing plans and unvested shares of restricted stock) must equal or exceed the specified target value, as follows:

Position/Title	Target Ownership Limit

Chairman, President and CEO	5 x base salary
Group Presidents and Executive Vice Presidents	3 x base salary
Senior Vice Presidents	2 x base salary
Outside Directors	4 x annual retainer

Each individual has until the later of July 30, 2012, or five years from his or her date of employment, to achieve their respective ownership targets. If a participant is promoted, he or she will have at least three years to increase his or her holdings to meet the new higher ownership requirement. Outstanding stock options and unvested restricted stock units and restricted shares do not count toward the achievement of target ownership levels. Further long-term incentive grants can be modified in size and/or vehicle types to either penalize or to assist an executive in fulfilling the guidelines. The CEO and the Compensation Committee review the ownership of each executive officer and outside director annually.

Prior to attaining the target ownership levels, each executive officer and outside director may not sell shares of stock obtained through the Company’s compensation programs unless he or she holds (and after such sale will continue to hold) shares representing at least 60% of his or her ownership target. Any sales in excess of the allowable amount must be approved in advance by the Compensation Committee. Tendering shares to pay taxes, selling shares pursuant to a 10b5-1 Agreement to pay taxes, and tendering shares to pay the exercise price upon stock price exercises, are permitted to the extent, in the Compensation Committee’s discretion, the individual is making adequate progress in achieving his or her ownership target.

Information regarding the beneficial stock ownership of the directors and named executive officers can be found under the heading “Beneficial Ownership of Common Stock — Ownership of Directors and Executive Officers” on page 42 of this Proxy Statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following narrative, tables and footnotes describe total compensation earned during the fiscal year ended September 30, 2007 (“fiscal 2007”) for our named executive officers. The individual components of the total compensation calculation reflected in the Summary Compensation Table are described below:

Salary.  This column reflects base salary earned by our named executive officers during fiscal 2007. Refer to “Compensation Discussion and Analysis — Compensation Elements — Base Salary” on page 15 of this Proxy Statement

Bonus.  The Company did not pay its named executive officers non-performance based cash incentive awards for fiscal 2007.

Stock Awards.  The awards disclosed under the heading “Stock Awards” consist of (A) stock awards made to the named executive officers in fiscal 2007 and (B) replacement stock awards made as of December 15, 2006 as a result of the Spin-off to replace outstanding Walter Industries stock awards that were unvested or restricted. The dollar amounts for the awards represent the grant-date fair value-based compensation expense recognized in fiscal 2007 under Statement of Financial Accounting Standard No. 123(R) (“FAS 123R”) for each named executive officer as reported in our audited financial statements contained in our fiscal 2007 annual report. FAS 123R addresses the accounting for transactions in which a company issues equity instruments in exchange for goods or services. The recognized compensation expense of the stock awards for financial reporting purposes will vary from the actual amount ultimately realized by the named executive officers based on a number of factors. The ultimate value of the award will depend on the price of our Series A common stock on the vesting date. All stock awards are made with or in reference to the Company’s Series A common stock.

Option Awards.  The awards disclosed under the heading “Option Awards” consist of (A) option awards made to the named executive officers in fiscal 2007 and (B) replacement option awards made as of December 15, 2006 as a result of the Spin-off to replace outstanding Walter Industries options. The dollar amounts for the awards represent the grant-date fair value-based compensation expense recognized in fiscal 2007 under FAS 123R for each named executive officer and as reported in our audited financial statements contained in our fiscal 2007 annual report. Details about these awards are included in the Grant of Plan-Based Awards Table below. The recognized compensation expense of the option awards for financial reporting purposes will vary from the actual amount ultimately realized by the named executive officers due to stock price fluctuations, the fact that the valuation assumptions used may not be borne out over time, and the timing of the executive officer’s exercise or applicable vesting of the relevant stock grant.

Non-Equity Incentive Plan Compensation.  Non-Equity Incentive Plan Compensation consists of the Executive Incentive Plan awards earned in fiscal 2007. The earned amounts, which were paid in December 2007, were based on Company and individual performance during fiscal 2007.

All Other Compensation.  The amount disclosed under the heading “All Other Compensation” consists of the combined value of the named executive officer’s perquisites.

Fiscal 2007 Summary Compensation Table

				Stock	Option	Non-Equity	All Other
Name and Principal				Awards	Awards	Incentive Plan	Compensation
Position	Salary		Bonus	(1)	(1)	Compensation	(2)	Total
Gregory E. Hyland(3) Chairman, CEO and President	$662,083	(4)	$0	$2,779,880	$411,864	$270,750	$330,476	$4,455,053
Michael T. Vollkommer(5) Executive Vice President and Chief Financial Officer	$141,585		$0	$84,182	$58,502	$43,298	$8,100	$335,667
Jeffery W. Sprick(6) Former Senior Vice President and Chief Accounting Officer	$279,450		$0	$468,545	$110,165	$71,436	$95,222	$1,024,818
Dale B. Smith Chief Executive Officer, Mueller Group	$415,200		$0	$1,860,339	$228,393	$581,200	$34,596	$3,119,728
Raymond P. Torok President, U.S. Pipe	$326,087		$0	$669,811	$92,337	$91,836	$45,387	$1,225,458
Thomas E. Fish President, Anvil	$292,792		$0	$418,526	$83,254	$648,882	$53,987	$1,497,441
Doyce Gaskin President, Mueller Co.	$264,333		$0	$417,156	$94,586	$139,291	$36,741	$952,107

(1)	The stock award and option award amounts in these columns reflect the expense recognized in fiscal 2007 in accordance with FAS 123R. Assumptions made in the calculation of these amounts are included in Note 6 to the audited financial statements contained in our fiscal 2007 annual report.

(2)	This amount is the total of all additional non-cash compensation paid to our named executive officers. It consists of the following items:

				Automobile					Company
	Company			Allowance/					Contributions
	Sponsored			Use of		Financial			to	Vested
	Retirement	Executive		Leased		Planning		Executive	401(k)	Profit
Name	Plan(A)	Relocation		Vehicle		(B)	Club Dues	Physical	Plans	Sharing(C)	Other		Total

Gregory E. Hyland	$85,065	$181,437	(D)	$21,000	(E)	$7,950	$15,412	$0	$6,750	$12,862	$0		$330,476

Michael T. Vollkommer	$0	$0		$8,100		$0	$0	$0	$0	$0	$0		$8,100

Jeffery W. Sprick	$0	$56,085		$18,000		$0	$0	$0	$7,937	$13,200	$0		$95,222

Dale B. Smith	$0	$0		$15,056	(F)	$0	$2,350	$0	$17,190	$0	$0		$34,596

Raymond P. Torok	$0	$0		$18,000		$0	$5,187	$0	$9,000	$13,200	$0		$45,387

Thomas E. Fish	$0	$0		$23,021		$0	$0	$0	$15,991	$0	$14,975	(G)	$53,987

Doyce Gaskin	$0	$0		$11,400	(F)	$0	$1,140	$0	$24,201	$0	$0		$36,741

(A)	In accordance with the terms of Mr. Hyland’s employment agreement, the Company adopted a limited retirement savings plan (the “Retirement Plan”). A description of this Retirement Plan is set forth under the heading “Compensation Discussion and Analysis — Compensation Elements — Retirement Plans — Retirement Plan Applicable to Mr. Hyland” on page 20 of this Proxy Statement.

(B)	Each named executive officer is entitled to reimbursement of up to $10,000 for the first year ($15,000 for the Chief Executive Officer) of financial planning services. Following the first year, the Chief Executive Officer is entitled to reimbursement for up to $10,000 of annual financial planning fees and the other named executive officers are entitled to reimbursement for up to $7,500 of annual financial planning fees. The Company began offering this benefit in August 2007.

(C)	Represents the profit sharing award made to vested participants for fiscal 2007.

(D)	Walter Industries paid a portion of Mr. Hyland’s relocation expenses from October 1, 2006 through December 31, 2006, equal to $15,084. This amount is not reflected in the Relocation column.

(E)	Walter Industries paid a portion of Mr. Hyland’s car allowance from October 1, 2006 through December 31, 2006, equal to $3,000. This amount is not reflected in the Car Allowance column.

(F)	Represents the incremental cost to the Company of a leased vehicle that is used for business and personal purposes. Although the vehicle is used primarily for business purposes, the full value of the lease is included because the Company is unable to accurately pro-rate the portion applicable to personal use.

(G)	Represents the incremental cost to the Company of Mr. Fish’s spouse accompanying him on sales incentive award trips.

(3)	Because Walter Industries paid Mr. Hyland’s non-equity incentive plan compensation for the period from October 1, 2006 through December 31, 2006, Mr. Hyland was entitled to pro rated incentive plan compensation for fiscal 2007 reflecting nine months of Company and individual performance.

(4)	Walter Industries paid 50% of Mr. Hyland’s salary from October 1, 2006 through December 31, 2006, for a total of $92,003. This amount is not reflected in the Summary Compensation Table.

(5)	Mr. Vollkommer joined the Company on May 14, 2007. The amounts shown reflect his total compensation from May 14, 2007 through September 30, 2007.

(6)	Mr. Sprick served as the Company’s Interim Chief Financial Officer until May 13, 2007 and as the Company’s Chief Accounting Officer from May 14, 2007 until December 3, 2007.

Additional Calculation of Total Compensation

The rules of the Securities and Exchange Commission (the “SEC”) require that the Summary Compensation Table present the dollar amounts recognized for financial statement reporting purposes with respect to outstanding equity awards. However, these amounts have not been recognized as taxable income by the named executive officers. Set forth below is an additional calculation of total compensation for each named executive officer based on the grant date economic values of stock awards and option awards made in fiscal 2007. The economic value on the grant date was determined by Hewitt based upon an internally-developed methodology. This information is not a substitute for the information required by the SEC rules.

	Stock Awards			Option Awards			Additional
							Calculation of
	Annual	Replacement	Total	Annual	Replacement	Total	Total
	Award(1)	Award(2)	Award	Award(1)	Award(2)	Award	Compensation
Gregory E. Hyland	$1,568,817	$3,186,918	$4,755,735	$520,970	$272,864	$793,834	$6,812,878

Michael T. Vollkommer	$673,458	N/A	$673,458	$251,265	N/A	$251,265	$1,117,706

Jeffery W. Sprick	$220,616	$216,451	$437,067	$208,064	23,881	$231,945	$1,115,120

Dale B. Smith	$980,503	$880,450	$1,860,953	$325,609	$145,433	$471,042	$3,362,991

Raymond P. Torok	$343,177	$526,078	$869,255	$113,964	$57,819	$171,783	$1,504,381

Thomas E. Fish	$265,222	$0	$265,222	$88,075	$0	$88,075	$1,348,958

Doyce Gaskin	$226,003	$0	$226,003	$75,054	$0	$75,054	$741,422

(1)	Reflects economic values of annual grants made to the named executive officers under the 2006 Stock Incentive Plan in fiscal 2007.

(2)	Reflects economic values of replacement grants made to the named executive officers as of December 15, 2006 as a result of the Spin-off to replace outstanding Walter Industries grants.

Grants of Plan-Based Awards Table

The following narrative, table and footnotes summarize the equity awards made to our named executive officers during fiscal 2007. All equity awards were granted under our 2006 Stock Incentive Plan. During fiscal 2007, we granted the following plan-based awards to our named executive officers:

•	Restricted stock units;

•	In the case of Mr. Vollkommer, a grant of restricted stock;

•	Stock options;

•	Restricted stock units to replace the outstanding unvested restricted stock units of Walter Industries held by named executive officers prior to the Spin-off; and

•	Stock options to replace the outstanding stock options of Walter Industries held by named executive officers prior to the Spin-off.

The table below sets forth information with respect to each of these awards on a grant-by-grant basis.

Fiscal 2007 Grants of Plan-Based Awards Table

		Mueller
		Water								All Other
		Product							All Other	Option
	Original	Grant						Grant Date Fair	Stock Awards:	Awards:	Exercise or
	Walter	Date	Date of					Value of Stock	Number of	Number of	Base Price
	Industry	and/or	Compensation	Estimated Future Payouts Under				and Option	Shares of	Securities of	od Option
	Grant	Reissue	Committee	Non-Equity Incentive Plan Awards(4)			Award	Awards	Stock or	Underlying	Awards
Name	Date(1)	Date(2)	Action(3)	Threshold	Target	Maximum	Type(5)	($)(6)	Units (#)	Options (#)	($/sh)(7)

Gregory E. Hyland				$5,700	$570,000	$1,140,000	Incentive

	09/16/2005	12/15/2006	12/14/2006				NQO	$93,407		113,358	14,55

	09/16/2005	12/15/2006	12/14/2006				RSU	$1,649,359	113,358

	02/22/2006	12/15/2006	12/14/2006				NQO	$179,457		69,611	20,56

	02/22/2006	12/15/2006	12/14/2006				RSU	$1,537,559	74,784

		11/29/2006	11/29/2006				NQO	$520,970		88,300	15.09

		11/29/2006	11/29/2006				RSU	$1,568,817	103,964

Michael T. Vollkommer				$1,056	$105,604	$211,208	Incentive

		5/14/2007	4/30/2007				NQO	$251,265		42,088	15.53

		5/14/2007	4/30/2007				RES	$673,458	43,365

Jeffery W. Sprick				$1,401	$140,070	$280,140	Incentive

	02/19/2004	12/15/2006	12/14/2006				NQO	$517		6,802	3.66

	02/19/2004	12/15/2006	12/14/2006				RSU	$18,670	5,101

	02/25/2005	12/15/2006	12/14/2006				NQO	$3,417		3,434	11.96

	02/25/2005	12/15/2006	12/14/2006				RSU	$30,797	2,575

	12/16/2005	12/15/2006	12/14/2006				NQO	$5,436		2,283	15.39

	12/16/2005	12/15/2006	12/14/2006				RSU	$38,875	2,526

	02/22/2006	12/15/2006	12/14/2006				NQO	$14,512		5,629	20.56

	02/22/2006	12/15/2006	12/14/2006				RSU	$128,109	6,231

		11/29/2006	11/29/2006				NQO	$208,064		35,265	15.09

		11/29/2006	11/29/2006				RSU	$220,616	14,620

Dale B. Smith				$20,000	$2,000,000	$3,430,791	Incentive

	01/23/2006	12/15/2006	12/14/2006				NQO	$145,432		51,011	17.26

	01/23/2006	12/15/2006	12/14/2006				RSU	$880,450	51,011

		11/29/2006	11/29/2006				NQO	$325,609		55,188	15.09

		11/29/2006	11/29/2006				RSU	$980,503	64,977

		Mueller
		Water								All Other
		Product							All Other	Option
	Original	Grant						Grant Date Fair	Stock Awards:	Awards:	Exercise or
	Walter	Date	Date of					Value of Stock	Number of	Number of	Base Price
	Industry	and/or	Compensation	Estimated Future Payouts Under				and Option	Shares of	Securities of	od Option
	Grant	Reissue	Committee	Non-Equity Incentive Plan Awards(4)			Award	Awards	Stock or	Underlying	Awards
Name	Date(1)	Date (2)	Action(3)	Threshold	Target	Maximum	Type(5)	($)(6)	Units (#)	Options (#)	($/sh)(7)
Raymond P. Torok				$1,966	$196,556	$338,427	Incentive

	08/04/2004	12/15/2006	12/14/2006				NQO	$7,709		21,593	4.22

	02/25/2005	12/15/2006	12/14/2006				NQO	$17,830		17,920	11.96

	02/25/2005	12/15/2006	12/14/2006				RSU	$241,138	20,162

	02/22/2006	12/15/2006	12/14/2006				NQO	$32,279		12,521	20.56

	02/22/2006	12/15/2006	12/14/2006				RSU	$284,941	13,859

		11/29/2006	11/29/2006				NQO	$113,964		19,316	15.09

		11/29/2006	11/29/2006				RSU	$343,177	22,742

Thomas E. Fish				$3,506	$350,550	$648,882	Incentive

		11/29/2006	11/29/2006				NQO	$88,075		14,928	15.09

		11/29/2006	11/29/2006				RSU	$265,222	17,576

Doyce Gaskin				$3,144	$314,428	$538,434	Incentive

		11/29/2006	11/29/2006				NQO	$75,054		12,721	15.09

		11/29/2006	11/29/2006				RSU	$226,003	14,977

(1)	Refers to the date of the original grant by Walter Industries. All grants of Walter Industries’ equity securities were cancelled and replaced by equity grants of the Company’s Series A common stock as of December 15, 2006. The number of replacement options and the exercise price of replacement options were adjusted to reflect the conversion ratio of 3.239.

(2)	Refers to the date of grant by the Company or, if originally issued by Walter Industries, the date that the Walter Industries equity grants were replaced by equity grants of the Company.

(3)	Grants for new hires are made on the later of (A) the key employee’s start date and (B) the day that the Compensation Committee approves the grant or, if the grant is approved by unanimous written consent, the next business day following receipt by the General Counsel of the fully executed approval.

(4)	The amounts set forth in these columns reflect the annual cash incentive compensation amounts that potentially could have been earned during fiscal 2007 based upon the achievement of performance goals under our Executive Incentive Plan. The maximum incentive award for certain named executive officers is less than 200% of target due to allocations of the award pool established by the Compensation Committee for fiscal 2007. The amounts of annual cash incentive compensation earned in fiscal 2007 by our named executive officers under our Executive Incentive Plan were paid in December 2007. These amounts are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 24 of this Proxy Statement.

Mr. Hyland’s target incentive compensation for fiscal 2007 was pro rated for nine months because his previous incentive compensation award covered the period from January 1, 2006 through December 31, 2006. Mr. Vollkommer, who joined the Company in May 2007, was entitled to pro rated incentive compensation for fiscal 2007 based on his start date.

(5)	Incentive refers to non-equity incentive plan compensation. RSU refers to restricted stock units. NQO refers to non-qualified stock options. RES refers to grants of restricted stock.

(6)	Reflects the aggregate value of the award on the grant date determined in accordance with FAS 123R. This is the amount the Company will record as compensation expense in its financial statements over the vesting period of the award.

(7)	Reflects the closing sales price of the Company’s Series A common stock on the New York Stock Exchange on the grant date or, if originally issued by Walter Industries, the exercise price of the original Walter Industries grant divided by the conversion ratio of 3.239.

Non-Qualified Stock Options.  Except for replacement options, all stock options granted in fiscal 2007 have a term of ten years and vest in equal installments on the first, second and third anniversary of the option grant.

Restricted Stock Units and Shares of Restricted Stock.  Restricted stock units granted to executive officers in November 2006 vest after seven years unless pre-determined stock prices are achieved and maintained for defined periods of time. Upon achievement and maintenance of each price target, 25% of the restricted stock units will vest on the next anniversary date of the grant. Accelerated vesting occurs if price appreciation of the Company’s Series A common stock exceeds 13% compounded annually from the grant date for a period of sixty consecutive calendar days.

Mr. Vollkommer, the Company’s chief financial officer, was granted shares of restricted stock, rather than restricted stock units, in connection with his commencement of employment in May 2007. The restricted stock award vests in full on the third anniversary of the date of grant. Dividends on the restricted stock award are payable upon the vesting of the underlying restricted stock.

Replacement Equity Grants.  In connection with the Spin-off in December 2006, outstanding equity grants relating to Walter Industries common stock that the executive officers had previously received from Walter Industries were replaced by equity grants of comparable value from the Company. Each Walter Industries restricted stock unit was replaced by 3.239 restricted stock units of the Company’s Series A common stock. Each option to purchase one share of Walter Industries common stock was replaced by an option to purchase 3.239 shares of Series A common stock of the Company, and the exercise price for the replacement options is the exercise price of the original Walter Industries stock option divided by 3.239. The vesting period and termination date of the replacement long-term equity grants is unchanged from the vesting period and termination date of the original Walter Industries grants.

Outstanding Equity Awards at Fiscal Year-End Table

The following equity awards granted to our named executive officers were outstanding as of September 30, 2007.

Outstanding Equity Awards at September 30, 2007

			Option Awards(1)				Stock Awards(2)
								Market
		Mueller					Number of	Value
		Water	Number of	Number of			Shares or	Shares or
	Original	Product	Securities	Securities			Units of	Units of
	Walter	Grant	Underlying	Underlying	Option		Stock that	Stock that
	Industry	Date and/or	Unexercised	Unexercised	Exercise	Option	have not	have not
	Grant	Reissue	Options (#)	Options (#)	Price	Expiration	Vested	Vested
Name	Date(3)	Date(3)	Exercisable	Unexercisable	($)	Date	(#)	($)(4)
Gregory E. Hyland		11/29/2006	—	88,300	$15.09	11/29/2016	103,964	$1,288,114
		5/25/2006	—	—			401,155	$4,970,310
	2/22/2006	12/15/2006	23,203	46,408	$20.56	2/22/2016	74,784	$926,574
	9/16/2005	12/15/2006	75,572	37,786	$14.55	9/16/2015	85,019	$1,053,385

Michael T. Vollkommer		5/14/2007	—		$15.53	5/14/2017	43,365	$537,292
				42,088

Jeffery W. Sprick		11/29/2006	—	35,265	$15.09	11/29/2016	14,620	$181,142
		5/25/2006	—	—			77,021	$954,290
	2/22/2006	12/15/2006	1,876	3,753	$20.56	2/22/2016	6,231	$77,202
	12/16/2005	12/15/2006	761	1,522	$15.39	12/16/2015	1,895	$23,479
	2/25/2005	12/15/2006	2,290	1,144	$11.96	2/25/2015	1,717	$21,274
	2/19/2004	12/15/2006	6,802	—	$3.66	2/19/2014	2,551	$31,607

Dale B. Smith(5)		11/29/2006	—	55,188	$15.09	11/29/2016	64,977	$805,065
		5/25/2006	—	—			128,369	$1,590,492
	1/23/2006	12/15/2006	—	51,011	$17.26	1/23/2016	51,011	$632,026

Raymond P. Torok		11/29/2006	—	19,316	$15.09	11/29/2016	22,742	$281,773
		5/25/2006	—	—			102,070	$1,264,647
	2/22/2006	12/15/2006	4,173	8,348	$20.56	2/22/2016	13,859	$171,713
	2/25/2005	12/15/2006	—	8,960	$11.96	2/25/2015	13,442	$166,546
	8/4/2004	12/15/2006	21,593		$4.22	8/4/2014	—

Thomas E. Fish		11/29/2006	—	14,928	$15.09	11/29/2016	17,576	$217,767
		8/22/2006	3,500	7,002	$16.95	8/22/2016	14,016	$173,658
		5/25/2006	—	—			66,190	$820,094

Doyce Gaskin		11/29/2006	—	12,721	$15.09	11/29/2016	14,977	$185,565
		9/27/2006	1,874	3,750	$14.70	9/27/2016	7,333	$90,856
		8/22/2006	3,356	6,712	$16.95	8/22/2016	13,437	$166,484
		5/25/2006	—	—			64,184	$795,240

(1)	Except as set forth in footnote (5) below, all stock options vest in equal installments on the first, second and third anniversary of the option grant.

(2)	Except as set forth in footnote (5) below, restricted stock units vest in accordance with the schedule below:

Original Walter Industries Grant Date
(if applicable)	Vesting Provisions
02/19/2004 08/04/2004 09/16/2005 12/16/2005 02/22/2006	In full after seven years unless pre-determined stock prices are achieved and maintained for defined periods of time. Upon achievement and maintenance of each price target, 25% of the restricted stock units vest on the next anniversary date of the grant. Accelerated vesting occurs if price appreciation of the Company’s stock exceeds 10% compounded annually from the grant date for a period of sixty consecutive calendar days.
02/25/2005	Equal installments on February 25, 2008 and February 25, 2009
01/23/2006	In full on December 31, 2007

Mueller Water Products Grant Date	Vesting Provisions
05/25/2006	In full on the 3rd anniversary of grant
08/22/2006 09/27/2006	In full after seven years unless pre-determined stock prices are achieved and maintained for defined periods of time. Upon achievement and maintenance of each price target, 25% of the restricted stock units vest on the next anniversary date of the grant. Accelerated vesting occurs if price appreciation of the Company’s stock exceeds 10% compounded annually from the grant date for a period of sixty consecutive calendar days.
11/29/2006	In full on the 7th anniversary of grant, subject to accelerated annual vesting of 25% of the RSUs granted in the event that price appreciation of the Company’s stock from the date of grant exceeds 13% compounded annually for a period of sixty consecutive calendar days
05/14/2007	In full on the 3rd anniversary of grant

(3)	Grants made prior to May 25, 2006 were made by Walter Industries, and were converted to Mueller options or restricted stock units as of December 15, 2006 in connection with the Spin-off. In the conversion, the exercise price of all outstanding Walter Industries equity securities was adjusted to reflect the conversion ratio of 3.239. The vesting dates and option expiration date for the new options and restricted stock units remained unchanged.

(4)	Represents the number of units that have not vested multiplied by the closing price of our Series A common stock on September 28, 2007, the last business day of our fiscal year. The closing price of our Series A common stock on September 28, 2007 was $12.39.

(5)	Pursuant to Mr. Smith’s employment agreement, the restricted stock units and stock options that were originally granted by Walter Industries on January 23, 2006 and by the Company on November 29, 2006 will vest on December 31, 2007.

Option Exercises and Stock Vested Table

This table shows stock options exercised by our named executive officers during fiscal 2007 and restricted stock units held by our named executive officers that vested during fiscal 2007. The dollar values shown in this table are not the grant-date economic value or recognized compensation expense under FAS 123R disclosed elsewhere in this Proxy Statement. With respect to stock options, the dollar value reflects the total pre-tax value realized by the named executive officers. With respect to stock awards, the dollar value reflects the final pre-tax value received by the named executive officers upon the vesting of restricted stock. These options and restricted stock units were originally granted by Walter Industries in 2004 and 2005.

Fiscal 2007 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
			Number of Shares	Number of
	Number of Shares	Value Realized	Acquired	Share	Value Realized
	Acquired on Exercise	on Exercise	on Vesting	Surrendered for	on Vesting
Name	(#)	(1)	(#)	Taxes	(2)
Gregory E. Hyland	—	—	28,339	—	$391,361

Michael T. Vollkommer	—	—	—	—	—

Jeffery W. Sprick	—	—	4,039	1,523	$61,270

Dale B. Smith	—	—	—	—	—

Raymond P. Torok	8,960	$25,595	6,720	2,327	$106,646

Thomas E. Fish	—	—	—	—	—

Doyce Gaskin	—	—	—	—	—

(1)	Based on the difference between the option exercise price and the closing sales price of the shares on the date that the stock option is exercised.

(2)	Equals the closing price of our Series A common stock on the business day immediately preceding the vesting date multiplied by the number of shares that vested on that date.

Pension Plan

None of our named executive officers participate in any defined benefit pension plan. Our named executive officers participate in one of our 401(k) plans, under which they receive matching Company contributions in accordance with the terms of the applicable plan.

Employment, Severance and Change-in-Control Arrangements

As of September 30, 2007, the Company had employment agreements with each of Messrs. Hyland, Fish, Gaskin, Smith, Sprick, Torok and Vollkommer.

Gregory E. Hyland.  Mr. Hyland’s employment agreement with Walter Industries dated September 16, 2006 was assigned to the Company on December 14, 2006, upon the Spin-off of the Company by Walter Industries. The employment agreement provides for the following:

•	An annual base salary of $725,000;

•	An annual target bonus of 100% of annual base salary (if predetermined goals are met);

•	An annual equity opportunity with a target value calculated at $1.6 million (if predetermined goals are met);

•	A car allowance of $2,000 per month;

•	Four weeks vacation each year;

•	Reimbursement of tax planning and club membership expenses;

•	Entitlement to participate in an unfunded deferred compensation plan; and

•	Severance of 24 months base salary and 12 months bonus (with pro rata bonus for the year of termination and continuation of fringe benefits during the 24 month severance period) in the event that he is terminated without cause or resigns following a significant diminution in pay or responsibilities.

Pursuant to the December 14, 2006 assignment and assumption agreement whereby Walter Industries assigned Mr. Hyland’s employment agreements to the Company, Walter Industries agreed to pay Mr. Hyland’s bonus in February 2007 under the terms of the applicable Walter Industries incentive program and Mr. Hyland’s employment agreement for his service in 2006 to Walter Industries.

Thomas E. Fish.  Mr. Fish’s letter agreement with the Company dated July 31, 2006 provides for the following:

•	A base salary of $286,000 per year, subject to annual increase equal to the greater of 4% and a cost of living adjustment, calculated as set forth in the letter agreement;

•	Benefits commensurate with an executive-level position at the Company;

•	Participation in the Company’s Executive Incentive Plan with an initial annual target bonus level of $380,000 up to a maximum of two times target;

•	If, prior to June 1, 2009, Mr. Fish is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Fish is entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 2.25 and continued participation in benefits until 18 months after such termination or the date Mr. Fish is entitled to receive comparable benefits from subsequent employment;

•	If on or after June 1, 2009, Mr. Fish is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Fish will be entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 1.5 and continued participation in benefits until 18 months after such termination or the date Mr. Fish is entitled to receive comparable benefits from subsequent employment; and

•	If any payment under the letter agreement or any other agreement with the Company results in the imposition of any excise or additional tax on Mr. Fish that would constitute an “excess parachute payment”, the Company will make an additional payment to Mr. Fish to cover the full cost of such excise or additional tax payment so that Mr. Fish is in the same after-tax position had he not been subject to the excise or additional tax.

Doyce Gaskin.  Mr. Gaskin’s letter agreement with the Company dated July 31, 2006 was amended on October 31, 2007. The agreement, as amended, provides for the following:

•	A base salary of $368,000 per year, effective the date of the letter agreement, subject to annual increase equal to the greater of 4% or a cost of living adjustment, calculated as set forth in the letter agreement;

•	Benefits commensurate with an executive-level position at the Company;

•	Participation in the Company’s Executive Incentive Plan with an initial annual target bonus level of $314,000 up to a maximum of two times target;

•	An annual equity opportunity for fiscal 2007 and thereafter with a valuation initially equal to $520,000, subject to approval by the Compensation Committee of the Board of Directors;

•	A car allowance of $1,500 per month;

•	If, prior to June 1, 2009, Mr. Gaskin is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Gaskin will be entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 2.25 (unless such termination occurs prior to determination of Mr. Gaskin’s cash bonus for the 2006 fiscal year, in which case, he will be entitled to his cash bonus for the 2005 fiscal year multiplied by 1.5 paid ratably over 18 months); and continued participation in benefits until 18 months after such termination or the date Mr. Gaskin is entitled to receive comparable benefits from subsequent employment;

•	If on or after June 1, 2009, Mr. Gaskin is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Gaskin will be entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 1.5; and continued participation in benefits until 18 months after such termination or the date Mr. Gaskin is entitled to receive comparable benefits from subsequent employment; and

•	If any payment under the letter agreement or any other agreement with the Company results in the imposition of any excise or additional tax on Mr. Gaskin that would constitute an “excess parachute payment”, the Company will make an additional payment to Mr. Gaskin to cover the full cost of such excise or additional tax payment so that Mr. Gaskin is in the same after-tax position had he not been subject to the excise or additional tax.

Dale B. Smith.  Mr. Smith’s letter agreement with the Company, which was originally entered into upon acquisition of Mueller Group by Walter Industries in January 2006, was modified on November 1, 2007. The agreement, as modified, provides for the following:

•	For the period ending December 31, 2007:

°	An annual base salary of at least $400,000;

°	An annual incentive bonus opportunity of up to approximately $2,000,000 if operating income, return on net assets and synergies targets are met, and up to approximately $3,000,000 if these targets are exceeded. These targets have been set for fiscal 2006 based on the annual business plan and will be revised in the Board’s discretion for future fiscal periods; and

°	Mr. Smith shall be entitled to an equity grant;

•	From December 31, 2007 to September 30, 2008:

°	Mr. Smith shall be required to devote full time attention to the affairs of the Company and his annual base salary will be at least $1,500,000; and

°	His participation in a bonus plan shall be at the discretion of, and on terms and conditions to be established by, the Compensation Committee;

•	From October 1, 2008 to June 30, 2009:

°	Mr. Smith shall be required to work at least one week per month and his annual base salary will be at least $1,500,000; and

°	His participation in a bonus plan shall be at the discretion of, and on terms and conditions to be established by, the Compensation Committee;

•	From July 1, 2009 until December 12, 2009 (the date of his 65th birthday):

°	Mr. Smith shall be required to work only as agreed with the Chief Executive Officer of the Company and his annual base salary will be at least $1,500,000; and

°	His participation in a bonus plan shall be at the discretion of, and on terms and conditions to be established by, the Compensation Committee.

During all time periods, Mr. Smith shall be entitled to benefits commensurate with an executive-level position at the Company. If Mr. Smith is terminated without cause or suffers a constructive termination as more specifically set forth in the agreement, then through the date of his 65th birthday, Mr. Smith will be entitled to payment of his base salary, any bonus and any equity interest as may be set forth under any applicable plan or award.

Jeffery W. Sprick.  Mr. Sprick left employment with the Company on December 3, 2007 in conjunction with a reorganization of the finance department. His letter agreement with the Company dated August 23, 2006 provided for the following:

•	A base salary of $276,000 per year, effective as of May 25, 2006, which will be reviewed annually;

•	An annual target bonus of 50% of annual base salary, with a payout range from zero to 200% of target (based on the satisfaction of predetermined goals);

•	An annual equity opportunity commensurate with an executive-level position at the Company;

•	A car allowance of $1,500 per month;

•	Four weeks vacation each year; and

•	Severance of 18 months salary and 18 months bonus (with pro rata bonus for the year of termination and continuation of fringe benefits during the 18 month severance period) in the event that he is terminated without cause.

Raymond P. Torok.  Mr. Torok’s employment agreement with Walter Industries dated July 14, 2005, which was assigned to the Company on December 14, 2006 upon the Spin-off of the Company by Walter Industries, provides for the following:

•	An annual base salary initially at $300,000;

•	An annual target bonus of 60% of annual base salary;

•	An annual equity opportunity;

•	A car allowance of $1,500 per month

•	Four weeks vacation each year; and

•	Severance of 12 months salary and 12 months bonus (with pro rata bonus for the year of termination and continuation of fringe benefits during the 12 month severance period) in the event that he is terminated without cause.

Michael T. Vollkommer.  Mr. Vollkommer’s employment agreement with the Company, dated May 1, 2007 provides for the following:

•	A starting base salary of $370,000 per year, which will be reviewed annually;

•	An annual target bonus of 75% of annual base salary, with a payout range from zero to 200% of target (based on the satisfaction of predetermined goals);

•	An annual equity opportunity commensurate with an executive-level position at the Company;

•	A car allowance of $1,800 per month;

•	Four weeks vacation each year; and

•	Severance of 18 months salary and 18 months bonus (with pro rata bonus for the year of termination and continuation of fringe benefits during the 18 month severance period) in the event that he is terminated without cause, resigns following a significant diminution in pay or responsibilities, or is relocated by the Company to a location more than 50 miles from the Company’s current headquarters location.

As of September 30, 2007, the Company had a change of control agreement with each of Messrs. Hyland, Sprick, Torok and Vollkommer. Under each Executive Change-in-Control Severance Agreement, if employment is terminated other than for “Cause” or for “Good Reason” within 24 months following a change-in-control, the executive would be entitled to a lump-sum payment equivalent to base salary and annual incentive bonus (generally calculated as the average of their actual annual incentive bonuses over the preceding three years) for, and continuation of certain benefits, such as group life and medical insurance coverage for a period of 24 months. Mr. Hyland’s agreement also provides for the continuation of reimbursement for club memberships and tax planning during that period. The severance benefits under the change-in-control agreements also include the immediate vesting of all unvested stock options, restricted stock and/or restricted stock units. The agreements provide for an additional payment sufficient to eliminate the effect of any applicable excise tax on severance payments in excess of an amount determined under Section 280G of the Internal Revenue Code. Payments subject to the excise tax would not be deductible by the Company. The agreements provide that no executive is entitled to receive duplicative severance benefits under any other Company-related plans or programs if benefits are triggered. Messrs. Smith, Fish, and Gaskin do not have change-in-control agreements with the Company; however, the employment agreements for each of them contemplate severance arrangements in the event of termination without cause as described above.

Potential Payments Upon Termination or Change-in-Control

As described under “— Executive Compensation — Employment, Severance and Change-of-Control Arrangements”, we have entered into employment agreements with Messrs. Hyland, Smith, Fish, Gaskin, Sprick, Torok and Vollkommer, and change-in-control agreements with Messrs. Hyland, Sprick, Torok and Vollkommer. The agreements provide for certain payments and other benefits if a named executive officer’s employment with the Company is terminated under circumstances specified in his respective agreement, including a “change-in-control” of the Company (as defined in the agreement). A named executive officer’s rights upon the termination of his or her employment will depend upon the circumstances of the termination. Central to an understanding of the rights of each named executive officer under the employment agreements is an understanding of the definitions of “Cause” and “Good Reason” that are used in those agreements.

•	We have Cause to terminate the executive officer:

°	Under the employment agreements upon (A) conviction or guilty plea of a felony involving fraud or dishonesty; (B) theft or embezzlement of property from the Company; (C) willful and continual refusal to perform his employment duties; or (D) fraudulent preparation of financial information of the Company;

Under the change-in-control agreements upon (A) willful and continual refusal to perform his employment duties; (B) conviction of a felony; or (C) willful conduct that is demonstrably and materially injurious to the Company.

•	The executive officer has Good Reason to terminate his employment under the change-in-control agreements if we (A) assign the executive officer duties that are materially inconsistent with his position or materially reduce or alter the executive officer’s position; (B) require that the executive officer relocate permanently to a location in excess of 50 miles from the location of his principal job location or office; (C) reduce the executive officer’s base salary; (D) fail to continue in effect any of the Company’s benefit plans in which the executive officer participates unless such failure to continue the benefits pertains to all plan participants generally; (E) fail to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform the Company’s obligations under the agreement; or (F) materially breach any of the provisions of the agreement.

The following table sets forth our payment obligations upon termination of employment by each named executive officer. Except where otherwise indicated, the table assumes that the termination took place on September 30, 2007, the last day of our most recent fiscal year, and that the new agreements were in effect as of September 30, 2007. The named executive officers are not entitled to potential payments upon termination due to death, disability or retirement other than, for Messrs. Fish, Gaskin and Smith, base salary through the end of the fiscal year in which the death or disability occurs as well as a pro rated portion of the bonus payable. The termination events pursuant to which the named executive officers are entitled to potential payments are set forth in the first column and are as follows:

A — Severance arrangement for termination without cause or for good reason

B — Termination without cause after a change-in-control (“CIC”)

C — Sale of segment

Potential Payments Upon Termination Without Cause or Change-in-Control Table

				Pro Rata	Vesting of				Sec 280 G
				Bonus	unvested				Excise Tax
				earned as	long term	Health and		Outplace-	and
		Cash		of event	awards	Welfare		ment	Related
		Severance		date	(1)	Continuation		(2)	Gross-Up		Total

Gregory E. Hyland	A	$2,280,000	(3)	$380,000	$0	$19,340	(5)	$0	$0		$2,679,340
	B	$3,040,000	(4)	$380,000	$8,238,383	$19,340	(5)	$266,000	$3,203,703	(6)	$15,147,426

Michael T. Vollkommer	A	$971,250	(7)	$138,750	$0	$3,275	(8)	$0	$0		$1,113,275
	B	$1,295,000	(4)	$138,750	$537,292	$4,366	(5)	$129,500	$581,826	(6)	$2,686,734

Jeffery W. Sprick	A	$630,315	(7)	$70,035	$0	$18,317	(8)	$0	$0		$718,667
	B	$840,420	(4)	$70,035	$1,289,486	$24,422	(5)	$98,049	$616,752	(6)	$2,939,164

Dale B. Smith	A	$3,000,000	(9)	$0	$3,027,583	$12,062	(10)	$0	$0		$6,039,645

Raymond P. Torok	A	$524,310	(11)	$98,308	$0	$8,923	(12)	$0	$0		$631,541
	B	$1,048,621	(4)	$98,308	$1,888,533	$17,846	(5)	$114,693	$844,046	(6)	$4,012,047

Thomas E. Fish	A	$1,229,370	(13)	$175,000	$0	$15,836	(8)	$0	$0		$1,420,206
	B	$1,229,370	(14)	$175,000	$0	$15,836	(8)	$0	$718,148	(6)	$2,138,354
	C	$0		$0	$1,211,519	$0		$0	$0		$1,211,519

Doyce Gaskin	A	$1,105,261	(13)	$157,214	$0	$7,401	(8)	$0	$0		$1,269,876
	B	$1,105,261	(14)	$157,214	$0	$7,401	(8)	$0	$684,298	(6)	$1,954,174
	C	$0		$0	$1,238,145	$0		$0	$0		$1,238,145

(1)	Value of stock options represents the difference between $12.39, the closing price of the Series A common stock on September 28, 2007, and the option exercise price. Value of restricted stock units was calculated based on $12.39, the closing price of the Series A common stock on September 28, 2007.

(2)	Outplacement services will be provided for up to two years but will not exceed thirty 35% of the named executive officer’s salary at the time of termination.

(3)	Cash severance payment is equal to two times annual base salary plus one times target bonus.

(4)	Cash severance payment is equal to two times annual base salary plus two times the average of the last three year’s bonus amount, if available. This example assumes bonus amounts at target.

(5)	Welfare benefits are continued to the earlier of 24 months from the separation date at the same rate used for an active employee or until comparable benefits are provided through another employer. The value of the welfare benefit for each executive officer is based on his current elections.

(6)	The gross-up for 280G purposes is calculated by determining if the total amount payable to the executive contingent upon a change-in-control exceeds 2.99 times the average of the annual eligible compensation payable to the executive during the preceding five years. If the total amount payable exceeds that average annual compensation amount, a “gross-up” amount is added to the amounts paid to the executive in order to put the executive in the same after tax position as if he had not been subject to the excise taxes.

(7)	Cash severance payment is equal to 1.5 times annual base salary plus 1.5 times target bonus.

(8)	Welfare benefits are continued to the earlier of 18 months from the separation date at the same rate used for an active employee or until comparable benefits are provided through another employer. The value of the welfare benefit for each executive officer is based on his current elections.

(9)	Cash severance payment is equal to the payment of annual base salary plus target bonus Mr. Smith becomes 65 years of age.

(10)	Welfare benefits are continued to the earlier of the Mr. Smith becoming 65 years of age at the same rate used for an active employee or until comparable benefits are provided through another employer. The value of the welfare benefit is based on Mr. Smith’s current elections.

(11)	Cash severance payment is equal to one time annual base salary plus one time target bonus.

(12)	Welfare benefits are continued to the earlier of 12 months from the separation date at the same rate used for an active employee or until comparable benefits are provided through another employer. The value of the welfare benefit is based on Mr. Torok’s current elections.

(13)	If terminated prior to June 1, 2009, the executive receives 1.5 times annual base salary and 2.25 times the most recently paid bonus.

(14)	The severance arrangements for the executive does not provide for separate payments upon a termination without cause following a CIC except to provide for the gross-up of Section 280G excise taxes, if applicable. As a result, the items in Line B for the executive are identical to the items in Line A with the addition of an entry in the column relating to the gross-up of Section 280G excise taxes.

DIRECTORS’ COMPENSATION

The Compensation and Human Resources Committee, which consists solely of independent directors, is responsible for reviewing and considering any revisions to director compensation. The Board reviews the committee’s recommendations and determines the amount of director compensation. The Board determined that compensation for non-employee directors should be a mix of cash and equity-based compensation. The interests or directors are aligned with the interests of stockholders by linking a portion of their compensation to stock performance. Directors are expected to keep all of the shares, net of shares used to pay the exercise price or withholding taxes, that they receive as compensation until they own shares equal in market value to at least four times their annual retainer.

Annual Retainer

Non-employee directors receive an annual retainer of $45,000. The Chair of the Audit Committee receives an additional $10,000 and the Chair of the Compensation and Human Resources Committee receives an additional $5,000. We pay annual retainers in quarterly installments.

Meeting Fees

Non-employee directors receive $1,500 for each regular board and committee meeting that they attend. Meeting fees are paid quarterly for all meetings attended during the preceding quarter.

Stock Options

The 2006 Stock Incentive Plan provides that, on the date of its annual stockholders meeting, the Company will grant each non-employee director who is re-elected to the Board and has served as a director for a period of at least six months options to purchase Series A common stock with an economic value of $65,000. In connection with this program, on March 22, 2007, each non-employee director was awarded options to purchase 12,600 shares of Series A common stock with an exercise price equal to $14.19, the closing price on the grant date. Options vest in equal installments on the first, second and third anniversary of the grant date and expire 10 years after the grant date. In November 2007, the Board of Directors determined that the economic value of future long-term equity grants to non-employee directors would be based on a mix of 50% non-qualified stock options and 50% time-based restricted stock units, to mirror the long-term equity grant policy for officers adopted by the Compensation Committee in October 2007. For new non-employee directors, the initial equity grant will consist solely of restricted stock units.

Travel Expenses

The Company reimburses the directors for their travel and related expenses in connection with attending Board and committee meetings and Board-related activities.

Director Compensation Table

The following table shows fiscal 2007 compensation for our non-employee directors. Mr. Hyland, our Chairman, President and Chief Executive Officer, does not receive any compensation in connection with his service as Director.

Fiscal 2007 Director Compensation Table

	Fees
	Earned				Non-Equity
	or Paid		Stock	Option	Incentive Plan	All Other
Name	in Cash(1)		Awards	Awards(2)	Compensation	Compensation	Total
Donald Boyce	$75,500		$0	$57,981	$0	$0	$133,481
Howard Clark Jr.	$66,000		$0	$57,981	$0	$0	$123,981
Jerry W. Kolb	$85,500		$0	$57,981	$0	$0	$143,481
Joseph Leonard	$78,000		$0	$57,981	$0	$0	$135,981
Mark J. O’Brien(3)	$45,750		$0	$57,981	$0	$0	$103,731
Bernard G. Rethore	$87,000		$0	$57,981	$0	$0	$144,981
Neil A. Springer	$97,000		$0	$57,981	$0	$0	$154,981
Michael T. Tokarz	$61,500	(4)	$0	$57,981	$0	$0	$119,481

(1)	Directors receive cash fees in quarterly installments. The following table provides a breakdown of fees earned or paid in cash during fiscal 2007:

	Annual
Name	Retainers	Meeting Fees	Total
Donald Boyce	$50,000	$25,500	$75,500
Howard Clark Jr.	$45,000	$21,000	$66,000
Jerry W. Kolb	$45,000	$40,500	$85,500
Joseph Leonard	$45,000	$33,000	$78,000
Mark J. O’Brien	$33,750	$12,000	$45,750
Bernard G. Rethore	$45,000	$42,000	$87,000
Neil A. Springer	$55,000	$42,000	$97,000
Michael T. Tokarz	$45,000	$16,500	$61,500

(2)	The amounts shown in this column reflect the expense recognized in fiscal 2007 for financial reporting purposes in accordance with FAS 123R for the stock options granted to the directors. Assumptions made in the calculation of these amounts are included in Note 6 to the audited financial statements contained in our fiscal 2007 annual report.

As of September 30, 2007, each non-employee director held options to purchase an aggregate of 23,300 shares of Series A common stock broken down as follows:

		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised
		Options (#)	Options (#)
				Option	Option
				Exercise	Expiration
	Grant Date	Exercisable	Unexercisable	Price	Date
	03/22/2007	—	12,600	$14.19	03/22/2017

	05/25/2006	3,566	7,134	$16.00	05/25/2016

TOTAL		3,566	19,734

(3)	Mr. O’Brien became a director in May 2006. Because he is an employee of Walter Industries, he did not receive non-employee director compensation until the Spin-off in December 2006.

(4)	Mr. Tokarz deferred the receipt of all of the director compensation that would have been paid in cash for his services in fiscal 2007 into 4,518.86 phantom shares of Series A common stock.
See “— Deferred Compensation” below.

Deferred Compensation

The Board adopted the Mueller Water Products, Inc. Directors’ Deferred Fee Plan, as amended, under which non-employee directors may elect to defer all or a portion of their directors’ fees. The Company’s credits the deferred fees, at each electing director’s option, to either an income account or a stock equivalent account, or divides the fees between the two accounts. If a director elects the income account, the Company credits the director’s fees otherwise payable as a dollar amount to the director’s income account on the date such fees would otherwise have been paid. If a director elects the stock equivalent account, the Company converts the director’s fees otherwise payable during a calendar quarter to stock equivalent shares equal in number to the maximum number of shares of Series A common stock, or fraction thereof (to the nearest one hundredth (1/100) of one share), which could be purchased with the dollar amount of such fees at the closing market price of the Series A common stock on the first business day of the following calendar quarter, or if that date is not a trading date, on the next trading date. The Company credits the income account quarterly with interest at an annual rate equal to the yield of a 10-year U.S. Treasury Note as of the beginning of such calendar quarter plus 1.00%. The Company credits the stock equivalent account with stock equivalent shares equal in number to the maximum number of shares of Series A common stock, or fraction thereof (to the nearest one hundredth (1/100) of one share), which could have been purchased with the cash dividend, if any, which would have been payable had the participant been the actual owner of the number of shares of Series A common stock credited to his account as of the payment date for such dividend.

The Company makes deferred payments in January of the year determined by the non-employee director pursuant to an election filed with the Corporate Secretary of the Company. The payments may be made in any calendar year not earlier than the year in which the participant has his 72nd birthday or the year of the participant’s termination of his services as a director, with the payment made in cash in one, five, ten or fifteen annual installments as determined by the participating director in his election form. Payments from the income account are made in cash and payments from the stock equivalent account are made in cash at the Series A common stock’s then current market value. During fiscal 2007, Mr. Tokarz was the only non-employee director that participated in this plan.

REPORT OF THE COMPENSATION AND HUMAN RESOURCES
COMMITTEE OF THE BOARD

The Compensation and Human Resources Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts and discussing the drafts with management. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for fiscal 2007 and the Company’s 2008 Proxy Statement.

Compensation and Human Resources Committee
Donald N. Boyce, Chairman
Jerry W. Kolb
Bernard G. Rethore
Neil A. Springer

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended September 30, 2007:

The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions. The Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for fiscal 2007. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

PricewaterhouseCoopers LLP was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Committee reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the year ended September 30, 2007 filed with the Securities and Exchange Commission, as well as PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of the consolidated financial statements.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” In addition, PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with PricewaterhouseCoopers LLP their firm’s independence.

Based on the foregoing discussions with and reports of management and the independent auditors of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2007 for filing with the Securities and Exchange Commission.

Audit Committee
Neil A. Springer, Chairman
Jerry W. Kolb
Joseph B. Leonard
Bernard G. Rethore

FEES AND SERVICES OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the approximate aggregate fees that PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Company’s independent auditor, billed to the Company for the fiscal years ended September 30, 2007 and 2006.

	Fiscal Year
	Ended September 30,
	2007	2006
	(In millions)

Audit Fees(1)	$3.5	$2.0
Audit-Related Fees(2)	0.9	1.5
Tax Fees(3)	0.1	0.2
All Other Fees(4)	0.2	1.2

Total Fees	$4.7	$4.9

(1)	For fiscal year 2007, these amounts reflect fees for professional services performed by PricewaterhouseCoopers for the annual audit, Sarbanes-Oxley compliance work relating to internal control over financial reporting and quarterly reviews of the Company’s consolidated financial statements. For fiscal year 2006, these amounts reflect fees for professional services performed by PricewaterhouseCoopers for the annual audit and quarterly reviews of the Company’s consolidated financial statements.

(2)	These amounts reflect fees for assurance and related services performed by PricewaterhouseCoopers that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, but not described in item (1) above. For fiscal year 2007, these amounts are primarily attributable to fees related to assurance services performed in connection with transactions considered by the Company. For fiscal year 2006, these amounts are primarily attributable to fees related to assurance services performed for the year-end reporting of Walter Industries, the Company’s former parent, and for preliminary Sarbanes-Oxley compliance work.

(3)	For fiscal years 2007 and 2006, these amounts reflect fees for professional services performed by PricewaterhouseCoopers with respect to tax compliance, tax advice and tax planning, including tax review services performed in connection with our federal, state and foreign tax returns and tax advice and assistance regarding statutory, regulatory or administrative developments.

(4)	For fiscal year 2007, these amounts reflect fees for professional services performed by PricewaterhouseCoopers primarily with respect to the Company’s debt refinancing. For fiscal year 2006, these amounts reflect fees for professional services performed by PricewaterhouseCoopers primarily with respect to review of the Company’s filings under the securities laws, including the initial public offering of the Company’s Series A common stock in May 2006.

The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax Fees” in fiscal 2007 is compatible with maintaining the auditors’ independence.

Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

The Company has adopted a policy regarding pre-approval of non-audit services to be performed by the Company’s audit firm. Specifically, non-audit fees to be incurred by the Company’s outside auditor for services permitted by the Sarbanes-Oxley Act to be performed by the outside auditor must be approved in advance by the Audit Committee Chairman (for individual projects in amounts up to $100,000) or the Audit Committee. All permitted non-audit services performed by PricewaterhouseCoopers in fiscal 2007 were pre-approved by the Audit Committee or the Audit Committee Chairman.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Ownership of Directors and Executive Officers

The following table furnishes information, as of November 30, 2007, as to: (A) shares of Common Stock beneficially owned by each current director, each nominee for director and each named executive officer of the Company; (B) shares of Common Stock beneficially owned by all current directors and named executive officers of the Company as a group; and (C) the name and address of each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as indicated below, to the knowledge of the Company, each person indicated in the following tables has sole voting and investment power as to the shares shown.

	Number of				Number of
	Shares of				Shares of
	Series A		Percent of		Series B	Percent of
	Common		Series A		Common	Series B
	Stock		Common		Stock	Common
	Beneficially		Stock		Beneficially	Stock
Name of Beneficial Owner	Owned		Outstanding		Owned	Outstanding

Donald N. Boyce, Director	13,566			*	3,304	**
Howard L. Clark, Director	3,566			*	2,000	**
Gregory E. Hyland, Chairman of the Board, Chief Executive Officer and President	195,386	(A)		*	8,262	**
Jerry W. Kolb, Director	7,566			*	3,652	**
Joseph B. Leonard, Director	13,566			*	0	**
Mark J. O’Brien, Director	13,566			*	0	**
Bernard G. Rethore, Director	12,566			*	7,304	**
Neil A. Springer, Director	11,566			*	826	**
Michael Tokarz, Director	13,566			*	0	**
Thomas E. Fish, President, Anvil	14,788			*	0	**
Doyce Gaskin, President, Mueller Co.	20,342			*	0	**
Dale B. Smith, Chief Executive Officer, Mueller Group	327,187	(B)	1.1%		0	**
Jeffery W. Sprick, Former Chief Accounting Officer	33,513	(C)		*	2,391	**
Raymond P. Torok, President, U.S. Pipe	39,361			*	222	**
Michael Vollkommer, Chief Financial Officer	0			*	15,000	**

All current directors and executive officers as a group (18 individuals)	730,238		2.5%		66,560	**

*	Less than 1% of outstanding Series A common stock.

**	Less than 1% of outstanding Series B common stock.

(A)	Includes 28,339 restricted stock units for which the restrictions lapse on December 31, 2007.

(B)	Includes (1) 115,988 restricted stock units for which the restrictions lapse on December 31, 2007 and (2) options to purchase 106,199 shares of Series A common stock that vest on December 31, 2007.

(C)	Includes (1) 631 restricted stock units for which the restrictions lapse on December 31, 2007 and (2) options to purchase 761 shares of Series A common stock that vest on December 31, 2007.

Ownership of Principal Stockholders

The following table sets forth beneficial ownership information based on information furnished by the specified persons pursuant to Schedules 13D or 13G filed by each of them with the Securities and Exchange Commission on or before December 15, 2007. Except for the information detailed in these publicly available schedules currently on file with the Commission, the Company has no credible information that any other persons beneficially own 5% or more of any series of the Company’s Common Stock. Except as indicated below, to the knowledge of the Company, each stockholder indicated in the following table has sole voting and investment power as to the shares shown.

	Number of
	Shares of		Number of
	Series A	Percent of	Shares of	Percent of
	Common	Series A	Series B	Series B
	Stock	Common	Common Stock	Common
	Beneficially	Stock	Beneficially	Stock
Name and Mailing Address	Owned	Outstanding	Owned	Outstanding

Barclays Global Investors, NA(1)	3,094,196	10.8%
45 Fremont Street San Francisco, CA 94105
Deutsche Bank AG(2)	1,561,800	5.4%
Taunusanlage 12 D-60325 Frankfurt am Main Federal Republic of Germany
Eminence Capital, LLC(3)			5,440,000	6.3%
Ricky C. Sandler 65 East 55th Street, 25th Floor New York, NY 10022
Fairholme Capital Management, L.L.C.(4)	761,700	2.6%	9,355,400	10.9%
Bruce R. Berkowitz Fairholme Funds, Inc. 1001 Brickell Bay Drive, Suite 3112 Miami, FL 33131
Harris Associates Investment Trust(5)			8,162,271	9.5%
Two North LaSalle Street, Suite 500 Chicago, IL 60602
JPMorgan Chase & Co.(6)			5,952,747	6.9%
270 Park Avenue New York, NY 10017
KBC Asset Management Ltd.(7)	2,279,514	7.9%
Joshua Dawson House Dawson Street Dublin 2 Ireland
State Street Bank and Trust Company			1,683,777	5.8%
222 Franklin Street Boston, MA 02110

(1)	According to the Schedule 13G filed on February 13, 2007 by Barclays Global Investors, NA and Barclays Global Fund Advisors, the parties beneficially own an aggregate of 3,094,196 shares of Series A common stock (the “Series A Shares”), of which it has sole power to vote or to direct the vote over 2,936,963 shares and sole power to dispose or to direct the disposition of 3,094,196 shares.

(2)	According to the Schedule 13G filed on February 1, 2007 by Deutsche Bank AG (“Deutsche Bank”), Deutsche Bank beneficially owns an aggregate of 1,561,800 Series A Shares, of which it has shared power to vote or to direct the vote and to dispose or to direct the disposition.

(3)	According to the Schedule 13G filed on April 26, 2007 by Eminence Capital, LLC (“Eminence Capital”), Eminence GP (“Eminence GP”), and Ricky C. Sandler, individually and as managing member of Eminence Capital and Eminence GP, Mr. Sandler and Eminence Capital are deemed to be the beneficial owner of 5,440,000 shares of the Company’s Series B common stock (the “Series B Shares”). Eminence GP, the general partner of the partnerships described therein, has the power to direct the investment activities of the partnerships and the affairs of the offshore master funds described therein, including decisions respecting the disposition of the proceeds from the sale of the shares. Eminence Capital, as the investment manager to the partnerships and the offshore master funds (collectively, the “Eminence Funds”) has the power to direct the investment activities of the Eminence Funds, including decisions with respect to the disposition from the sale of the shares. Mr. Sandler serves as the managing member of Eminence GP and Eminence Capital and in that capacity directs their operations.

(4)	According to Schedule 13 G filed on September 10, 2007 by Fairholme Capital Management, L.L.C. (“Fairholme”), Fairholme Funds, Inc. (the “Fund”) and Bruce R. Berkowitz, individually and as managing member of Fairholme, Mr. Berkowitz and Fairholme are deemed to be the beneficial owner of 9,355,400 Series B Shares and the Fund is deemed to be the beneficial owner of 8,394,800 Series B Shares. Fairholme and Mr. Berkowitz have the shared power to vote or direct the vote of, and to dispose or direct the disposition of, 9,355,400 shares, of which the Fund has the shared power to vote or direct the vote of, and to dispose or direct the disposition of, 8,394,800 shares.

(5)	According to the Schedule 13G filed on February 14, 2007 by Harris Associates L.P. (“Harris”) and Harris Associates Inc. (the “General Partner”), Harris is deemed to be the beneficial owner of 8,162,271 Series B Shares. In addition, the Harris Associates Investment Trust (the “Trust”) beneficially owns 6,683,551 that are included as shares over which Harris has shared voting and dispositive power. Harris serves as investment advisor to the Trust.

(6)	According to the Schedule 13G filed on February 8, 2007 by JPMorgan Chase & Co. (“JPM”), JPM is deemed to be the beneficial owner of 5,952,747 Series B Shares. JPM has sole power to vote or direct the vote of 4,766,070 shares, sole power to dispose or to direct the disposition of 4,832,093 shares, and shared power to vote or direct the vote and dispose or direct the disposition of 1,095,777 shares.

(7)	According to the Schedule 13G filed on October 24, 2007 by KBC Asset Management Ltd., KBC Group NV, KBC Asset Management NV and KBC Bank NV (collectively, “the KBC Entities”), the KBC Entities beneficially own an aggregate of 2,279,514 Series A Shares, of which they share power to vote or to direct the vote and to dispose or to direct the disposition.

MATTERS TO BE VOTED ON

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members, each to serve until the Annual Meeting and until his successor shall have been elected and qualified. These nine directors are to be elected at the Annual Meeting. In addition, on November 30, 2007 the Board nominated an additional director to be elected at the Annual Meeting. The ten nominees for election as directors are named below. All current members of the Company’s Board were appointed to the Board effective April 26, 2006 by the written consent of Walter Industries, which then was the sole stockholder of the Company.

In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified.

The names of the nominees and certain information about them are set forth below:

		Served as Director
Name	Age	of the Company From

Donald N. Boyce	69	2006
Howard L. Clark, Jr.	63	2006
Gregory E. Hyland	56	2005
Jerry W. Kolb	71	2006
Joseph B. Leonard	64	2006
Mark J. O’Brien	64	2006
Bernard G. Rethore	66	2006
Neil A. Springer	69	2006
Lydia W. Thomas	63	—
Michael T. Tokarz	57	2006

Donald N. Boyce has been a member of our board of directors since April 2006. He was a director of Walter Industries, a homebuilding, financial and natural resources company, from August 1998 to April 2006. Mr. Boyce served as Chairman of the Board of Walter Industries from November 2, 2000 to March 1, 2002 and as Chairman of the Board, President and Chief Executive Officer of Walter Industries from August 3, 2000 to November 2, 2000. During this time, Walter Industries owned U.S. Pipe, one of the Company’s subsidiaries. Mr. Boyce was Chairman of the Board of Directors of IDEX Corporation, a proprietary engineered industrial products manufacturing company, from April 1999 until March 2000, Chairman of the Board of Directors and Chief Executive Officer of IDEX Corporation from March 1998 until March 1999, and Chairman of the Board of Directors, President and Chief Executive Officer of IDEX Corporation from January 1988 until March 1998.

Howard L. Clark, Jr. has been a member of our board of directors since April 2006. He has been a director of Walter Industries since March 1995. Mr. Clark has been Vice Chairman of Lehman Brothers Inc., an investment banking firm, since February 1993. He previously served as Chairman and Chief Executive Officer of Shearson Lehman Brothers Inc. Mr. Clark also is a director of Lehman Brothers Inc., United Rentals, Inc., an equipment rental company, and White Mountains Insurance Group, Ltd., a financial services holding company.

Gregory E. Hyland has served as Chairman of our Board of Directors since October 2005 and as President and Chief Executive Officer since January 2006. Mr. Hyland served as Chairman, President and Chief Executive Officer of Walter Industries from September 2005 until December 2006. Prior to that time, Mr. Hyland served as President, U.S. Fleet Management Solutions of Ryder System, Inc., a transportation and logistics company, from June 2005 to September 2005. He served as Executive Vice President, U.S. Fleet Management Solutions of Ryder from October 2004 to June 2005. From December 2003 to September 2004, Mr. Hyland was not employed. He was President of the Industrial Products Segment for Textron, Inc., a multi-industry company, from February 2002 to August 2003 and Chairman and Chief Executive Officer of Textron Golf, Turf and Specialty Products from January 2001 to January 2002. From September 1997 to December 2000, Mr. Hyland served as President of the Engineered Products Group, Flow Control Division of Tyco International, a diversified manufacturing conglomerate.

Jerry W. Kolb has been a member of our board of directors since April 2006. He has been a director of Walter Industries since June 2003. Mr. Kolb previously served as a Vice Chairman of Deloitte & Touche LLP, a registered public accounting firm, since 1986. Mr. Kolb is also a director of The Mid-America Group, a privately held regional real estate, investment and development firm. In addition, Mr. Kolb is a member of the Audit Committee of the United Nations Joint Staff Pension Board.

Joseph B. Leonard has been a member of our board of directors since April 2006. He has been a director of Walter Industries since June 2005. Mr. Leonard has been Chairman of AirTran Holdings, Inc., an airline holding company, since November 2007, Chairman and Chief Executive Officer of AirTran Holdings, Inc. since January 1999 and President of AirTran Holdings, Inc. from January 1999 through January 2001. Previously, Mr. Leonard served in various executive capacities for AlliedSignal, Inc., an aerospace, automotive and engineering company, and its aerospace division. Mr. Leonard previously served in various executive positions for Eastern Airlines, Inc., a commercial airline company, and prior to that he served maintenance and quality control positions for Northwest Airlines, Inc., a commercial airline company.

Mark J. O’Brien has been a member of our board of directors since April 2006. He has been a director of Walter Industries since June 2005. Since March 2006, Mr. O’Brien has served as Chairman and Chief Executive Officer of Walter Industries’ Homes Business. Mr. O’Brien has served as President and Chief Executive Officer of Brier Patch Capital and Management, Inc., a real estate investment firm, since September 2004. Mr. O’Brien served in various capacities at Pulte Homes, Inc., a home building company, for 21 years, including President and Chief Executive Officer from 2002 to 2003.

Bernard G. Rethore has been a member of our board of directors since April 2006. He has been a director of Walter Industries since March 2002. He has been Chairman of the Board Emeritus of Flowserve Corporation, a manufacturer of pumps, valves, seals and components, since April 2000. From January 2000 to April 2000, he served as Flowserve Corporation’s Chairman. He had previously served as Chairman, Chief Executive Officer and President of Flowserve Corporation. Mr. Rethore is a director of Belden CDT, Inc., a manufacturer of high speed electronic cable, and Dover Corp., a diversified manufacturer of a wide range of proprietary products.

Neil A. Springer has been a member of our board of directors since April 2006. He was a director of Walter Industries from August 2000 to April 2006 Mr. Springer has been managing director of Springer & Associates LLC, a board consulting and executive recruitment company, since 1994. Mr. Springer is also a director of IDEX Corporation and CUNA Mutual Insurance Group, a financial services company.

Lydia W. Thomas was nominated to our board of directors in December 2007. She has served as President and Chief Executive Officer of Noblis, Inc. (formerly known as Mitretek Systems, Inc.), a public interest research and development company, since 1996. She was previously with The MITRE Corporation, Center for Environment, Resources and Space, serving as Senior Vice President and General Manager from 1992 to 1996, Vice President from 1989 to 1992 and Technical Director from 1982 to 1989. She is a director of Cabot Corporation.

Michael T. Tokarz has been a member of our board of directors since April 2006. He has served as non-executive Chairman of the Board of Walter Industries since December 2006. Since February 1, 2002 he has been a member of the Tokarz Group, LLC, a venture capital investment company. From January 1996 until February 1, 2002, Mr. Tokarz was a member of the limited liability company that serves as the general partner of Kohlberg Kravis Roberts & Co. L.P., a private equity company. Mr. Tokarz also is a director of IDEX Corporation, Conseco, Inc., an insurance provider, and MVC Capital, Inc., a registered investment company.

If a quorum is present or represented at the Annual Meeting, a plurality of the votes cast in respect of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote shall be required to elect the foregoing nominees (or their replacements as designated by the Board of Directors) to serve as directors. Abstentions from voting will have the same effect as a vote against the election of directors. Broker non-votes will not affect the outcome of this proposal because shares that constitute broker non-votes are not considered “shares present” for voting purposes. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instruction from the beneficial owner and instructions are not given. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the election of the nominees listed above.

The Board recommends a vote FOR the election of the nominees set forth above.

PROPOSAL TWO

APPROVAL OF AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

The Board of Directors adopted the 2006 Stock Incentive Plan on May 24, 2006 and amended and restated the Plan on November 30, 2007. The Board is recommending that stockholders approve the Amended and Restated 2006 Stock Incentive Plan (the “Stock Plan”) at the Annual Meeting. The Stock Plan is integral to the Company’s compensation strategies and programs. The Board believes that the Stock Plan provides the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees and directors essential for achievement of the Company’s success.

The Stock Plan permits the grant of options, or of restricted stock units and restricted stock, stock appreciation rights (“SARs”), performance awards and other stock-based awards (collectively, “stock awards”). Stockholder approval of the Stock Plan is intended to permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code. Individuals eligible to receive awards and grants under the Stock Plan include employees, officers, consultants, advisors, and directors of the Company and its subsidiaries. As of September 30, 2007, there are 8 non-employee directors, 11 executive officers and approximately 60 employees other than executive officers who are authorized to receive awards under the Stock Plan.

The table below sets forth information with respect to stock and option awards made to our executive officers, directors and employees under the Stock Plan during fiscal 2007.

Fiscal 2007 Plan Benefits

Amended and Restated 2006 Stock Incentive Plan

			Number of Units Granted
	Value		Restricted
Name and Position	(1)		Stock/RSUs	Options
Gregory E. Hyland	$2,089,787	(2)	103,964	88,300
Chairman, CEO and President

Michael T. Vollkommer	$924,723		43,365	42,088
Executive Vice President and Chief Financial Officer

Jeffery W. Sprick	$428,680	(2)	14,620	35,265
Former Senior Vice President and Chief Accounting Officer

Dale B. Smith	$1,306,112	(2)	64,977	55,188
Chief Executive Officer, Mueller Group

Raymond P. Torok	$457,141	(2)	22,742	19,316
President, U.S. Pipe

Thomas E. Fish	$353,297		17,576	14,928
President, Anvil

Doyce Gaskin	$301,057		14,977	12,721
President, Mueller Co.

Executive Group (10 people)	$6,969,603	(2)	402,115	295,122

Non-Executive Director Group (8 people)	$520,000		0	100,800

Non-Executive Officer Employee Group	$815,275	(2)	93,141	87,136

(1)	Based on the economic value on the grant date of awards made in fiscal 2007. See “Executive Compensation — Additional Calculation of Total Compensation” on page 25 of this proxy statement.

(2)	Does not include awards granted on December 15, 2006 to replace to replace Walter Industries’ awards that were cancelled in connection with the Spin-Off as follows:

Gregory E. Hyland — $3,459,782

Jeffery W. Sprick — $240,332

Dale B. Smith — $1,025,883

Raymond P. Torok — $583,897

Executive Group — $5,309,894

Non-Executive Officer Employee Group — $2,538,711

A summary of the principal features of the Stock Plan is provided below, but is qualified in its entirety by reference to the full text of the Stock Plan that is attached to this Proxy Statement as Exhibit A.

Shares Available for Issuance

The Stock Plan authorizes a share pool of 8,000,000 shares. As of December 5, 2007, the 8,000,000 new shares represent 27.5% of the outstanding shares of Series A common stock and 1.1% of the total outstanding voting power. As of December 5, 2007, there were outstanding under the Stock Plan an aggregate of 1,957,503 options to purchase common stock, 2,269,617 restricted stock units and 43,365 restricted shares.

If any stock award granted under the Stock Plan expires or is cancelled or otherwise terminated, without having been exercised or redeemed in full, or if any stock award is reacquired or repurchased by the Company prior to vesting, the shares covered by such stock awards would again be available for use under the Stock Plan.

Administration and Eligibility

The Stock Plan is administered the Compensation Committee. The Compensation Committee determines who is among those eligible to participate in the Stock Plan will be granted stock awards, determines the types of awards to be granted, prescribes the terms and conditions of all awards, and construes and interprets the terms of the Stock Plan. Determinations of the Compensation Committee are final, binding, and conclusive.

Award Limits

In any one fiscal year, no participant may be granted stock awards in respect of more than one million shares or with a value in excess of $5 million, provided that in connection with an employee’s initial service an employee may be granted stock awards in respect of an additional 300,000 shares or with a value in excess of $5 million that do not count against the limits set forth above. These award limits are subject to the adjustment provisions discussed below.

Type of Awards

Stock Options

The Compensation Committee is authorized to grant stock options to participants. The stock options may be either nonqualified stock options or incentive stock options. The exercise price of any stock option must be equal to or greater than the fair market value of a share on the date the stock option is granted. The term of a stock option cannot exceed ten years.

Subject to the terms of the Stock Plan, the option’s terms and conditions, which include but are not limited to, exercise price, vesting, treatment of the award upon termination of employment, and expiration of the option, would be determined by the Compensation Committee and set forth in an award agreement.

Payment for shares purchased upon exercise of an option must be made in full at the time of purchase. The exercise price may be paid (A) in cash or by check; or (B) at the discretion of the Compensation Committee, (i) in shares of Series A common stock of the Company that have been held by the participant for more than six months; (ii) pursuant to a “same day sale” program that results in either the receipt of cash or check by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; (iii) by reduction of the Company’s liability to the option holder; (iv) by any other form of consideration permitted by law but excluding a promissory note or other form of deferred payment; or (v) by a combination of the foregoing.

Stock Appreciation Rights (SARs)

The Compensation Committee is authorized to grant two types of SARs to participants: stand-Alone SARs and stapled SARs. The terms and conditions of the SAR would be set forth in an award agreement. SARs may be exercised at such times and be subject to such other terms, conditions, and provisions as the Compensation Committee may impose.

Stand-Alone SARs.  Stand-alone SARS cover a specified number of shares of Series A common stock and are redeemable upon such terms and conditions as the Compensation Committee may establish. Upon redemption, the holder is entitled to receive a distribution from the Company in an amount equal to the excess of the aggregate fair market value of the shares of Series A common stock underlying the redeemed right over the aggregate base price in effect for those shares. The number of shares of Series A common stock underlying each stand-alone SAR and the base price in effect for those shares is determined by the Compensation Committee (but the base price must be equal to or greater than the fair market value of a share on the date of grant). The distribution with respect to any redeemed stand-alone SAR may be made in shares of Series A common stock, in cash, or partly in shares and partly in cash, as determined by the Compensation Committee.

Stapled SARs.  Stapled SARs may only be granted concurrently with an option to acquire the same number of shares of Series A common stock as the number of such shares underlying the stapled SARs. Stapled SARs are redeemable upon such terms and conditions as the Compensation Committee may establish and grant a holder the right to elect among (A) the exercise of the concurrently granted option for shares of Series A common stock, at which time the number of shares of Series A common stock subject to the stapled SAR would be reduced by an equivalent number, (B) the redemption of the stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the aggregate fair market value of the number of vested shares of Series A common stock underlying the redeemed right over the aggregate base price in effect for those shares, or (C) a combination of both (A) and (B). The distribution with respect to any redeemed stapled SAR may be made in shares of Series A common stock, in cash, or partly in shares and partly in cash, as determined by the Compensation Committee.

Other Stock-Based Awards

The Compensation Committee may grant an award of a restricted stock bonus, restricted stock purchase right, phantom stock unit, restricted stock unit, performance share bonus, performance share unit or other stock-based award that is valued in whole or in part by reference to the fair market value of the Series A common stock. Each stock-based award will be subject to an award agreement which shall contain such terms and conditions as the Compensation Committee shall deem appropriate. Stock-based awards may be transferable by the holder only upon the terms and conditions as are set forth in the applicable award agreement.

A restricted stock bonus grants to a Stock Plan participant the right to receive restricted stock without any requirement for payment. A restricted stock purchase right grants to a Stock Plan participant a right to purchase a specified number of shares of the Company’s Series A common stock at a price determined by the Compensation Committee. A phantom stock unit award grants the right to receive the value of one share of the Company’s Series A common stock, under conditions specified by the Compensation Committee, in cash or shares. A restricted stock unit award grants to a Stock Plan participant the right to the value of one share of the Company’s Series A common stock upon vesting, in cash or shares. A performance share bonus grants shares of the Company’s Series A common stock, without any requirement for payment by the participant, under conditions specified by the Compensation Committee. A performance share unit grants the right to receive the value of one share of the Company’s Series A common stock upon vesting. All of these other stock-based awards are subject to such additional terms and conditions as the Compensation Committee determines is appropriate.

Non-Discretionary Awards for Non-Employee Directors

The Stock Plan provides for annual grants to each director, who is not also an employee, at the time of his or her re-election to the Board if he or she has served as a director for a period of at least six months on the relevant grant date. The Stock Plan also provides that, on the first day following the date that a director (who is not also an employee) commences service on the Board, an initial grant of a stock award shall automatically be made to the director. The Compensation Committee determines the types of award and the number of shares subject to the annual and initial grants in its sole discretion. All director grants become fully vested upon the director’s retirement. The terms and conditions of any award would be set forth in an award agreement.

Vesting

If the vesting of an award under the Stock Plan is based solely on the participant’s continuous service with the Company, the award will not fully vest in less than three years and if the vesting of the award is based on the achievement of performance criteria, the award will not fully vest in less than one year.

Acceleration

The Compensation Committee has the power to accelerate exercisability and/or vesting of an award under the Stock Plan only in the case of death, disability, retirement or change of control (as defined in the Stock Plan).

De Minimis Cap

Notwithstanding any other provision of the Stock Plan, the Compensation Committee may grant awards that do not conform to the requirements of the Stock Plan so long as such awards issued after the date of approval of the Stock Plan by the stockholders do not exceed 10% of the shares authorized for issuance under the Stock Plan.

Amendment of the Stock Plan

The Compensation Committee has the right to amend the Stock Plan and award agreements, except that the Compensation Committee generally may not amend the Stock Plan or any award agreement in a manner that would materially impair the rights of the holder of an award without the holder’s consent. In addition, the Compensation Committee may not amend the Stock Plan absent stockholder approval to the extent such approval is required by applicable law, regulation or exchange requirement.

Termination of the Stock Plan

The Stock Plan will terminate on May 23, 2016 unless earlier terminated by the Board. Termination cannot, however, materially impair the rights of the holder of an award outstanding at the time of the termination in the absence of the holder’s consent.

Repricing of Options or SARs

Unless the Company’s stockholders approve such adjustment, the Compensation Committee does not have authority to make any adjustments to options or SARs that would reduce or would have the effect of reducing the exercise price of an option or SAR previously granted under the Stock Plan.

Adjustments

In the event of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, stock dividend, stock split or reverse stock split, or similar transaction or other change in corporate structure affecting the Company’s Series A common stock, adjustments and other substitutions will be made to the Stock Plan, including adjustments in the maximum number of shares subject to the Stock Plan and other numerical limitations. Adjustments will also be made to awards under the Stock Plan as the Compensation Committee in its discretion deems equitable.

Federal Income Tax Consequences

The Company has been advised by counsel that the federal income tax consequences as they relate to awards are as follows:

Incentive Stock Options (ISOs)

An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the excess, if any, of the fair market value of those shares on the date of sale over the exercise price of the ISO shares. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise, and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (A) the gain realized upon the sale; or (B) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of any such disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disposition.

Nonqualified Stock Options (NQSOs)

An optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such a stock option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the stock option.

Restricted Stock

A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (A) freely transferable; or (B) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards

In the case of an exercise of a SAR or an award of restricted stock units, phantom stock units, a performance share bonus, performance share units, or other stock awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Section 409A

Section 409A of the Internal Revenue Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of income for tax purposes along with an additional 20% penalty tax. While certain awards under the Stock Plan could be subject to Section 409A, the Plan has been drafted to comply with the requirements of Section 409A.

Million Dollar Deduction Limit

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1 million that is paid to certain “covered employees” (i.e., any individual who, on the last day of the taxable year, is either the Company’s principal executive officer or an employee whose total compensation for the tax year is required to be reported to stockholders because he or she is among the three highest compensated officers for the tax year, other than the principal executive officer or principal financial officer). The limitation on deductions does not apply, however, to qualified “performance-based compensation.” Certain awards under the Stock Plan may constitute qualified performance-based compensation and, as such, would be exempt from the $1 million limitation on deductible compensation.

Under the Stock Plan, any performance goals applicable to awards intended to qualify as “performance-based compensation” under Section 162(m) will be based on one or more of the following criteria: consolidated earnings (before or after taxes); net income; operating income; earnings per share; book value per share; return on stockholders’ equity; expense management; return on investment; improvements in capital structure; profitability of an identifiable business unit or product; maintenance or improvement of profit margins; stock price; market share; revenues or sales; costs and/or cost reductions or savings; cash flow; working capital; return on invested capital or assets; consummation of acquisitions or sales of certain assets, subsidiaries or other businesses; funds from operations; and pre-tax income. Any such performance goals must be objective and approved by the Compensation Committee in a manner consistent with Section 162(m). The foregoing criteria may relate to the Company, one or more of its subsidiaries, or one or more of its divisions or units, or a combination of the foregoing, and may be applied on an absolute basis or be relative to one or more peer group company or indices, all as the Compensation Committee shall determine.

Stock Plan Benefits

Because benefits under the Stock Plan will depend on the Compensation Committee’s actions and the fair market value of the Series A common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the Stock Plan is approved by the stockholders. On December 14, 2007 the closing price of Series A common stock was $9.57.

Approval by Stockholders

In order to be effective, the Stock Plan must be approved by the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote. Abstentions will be treated as votes against the Stock Plan.

The Board recommends a vote FOR the Amended and Restated
2006 Stock Incentive Plan.

PROPOSAL THREE

APPROVAL OF THE EXECUTIVE INCENTIVE PLAN

The Board of Directors adopted the Executive Incentive Plan (the “Incentive Plan”) in April 2006. The Board is recommending that stockholders approve the Incentive Plan at the Annual Meeting. The Incentive Plan is integral to the Company’s compensation strategies and programs. The Board believes that the Incentive Plan provides the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees and directors essential for achievement of the Company’s success.

The Plan permits the grant of incentive cash awards. Stockholder approval of the Incentive Plan is intended to permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code. Employees who are (or may become) subject to Section 162(m), which is expected to be a subset of the Company’s 10 executive officers, are eligible to receive awards under the Incentive Plan.

A summary of the principal features of the Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the Incentive Plan that is attached to this Proxy Statement as Exhibit B.

Administration and Eligibility

The Incentive Plan is administered by the Compensation Committee. The Compensation Committee determines who is eligible to participate in the Incentive Plan, prescribes the terms and conditions of all awards, and construes and interprets the terms of the Incentive Plan. Determinations of the Compensation Committee are final, binding, and conclusive.

Awards

The award pool consists of three percent of the Company’s operating income for the plan year. The sum of the awards for any plan year shall not exceed 100% of the amount in the award pool for that plan year. Further, no single participant may receive an award in excess of 50% of the award pool in any plan year. The Compensation Committee may reduce, but may not increase, the maximum award for any participant and the size of the award pool. The Compensation Committee will approve the amounts of all final incentive awards.

New Incentive Plan Benefits

Because benefits under the Incentive Plan will depend on the Compensation Committee’s actions and Company and individual performance against pre-established objectives, it is not possible to determine the benefits that will be received by executive officers and other employees if the Incentive Plan is approved by the stockholders.

Million Dollar Deduction Limit

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1 million that is paid to certain “covered employees” (i.e., any individual who, on the last day of the taxable year, is either the Company’s principal executive officer or an employee whose total compensation for the tax year is required to be reported to shareholders because they are among the three highest compensated officers for the tax year, other than the principal executive officer or principal financial officer). The limitation on deductions does not apply, however, to qualified “performance-based compensation.” The Incentive Plan is designed such that awards under the Plan may constitute qualified performance-based compensation and, as such, be exempt from the $1 million limitation on deductible compensation.

Approval by Stockholders

In order to be effective, the Incentive Plan must be approved by the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote. Abstentions will be treated as votes against the Incentive Plan.

The Board recommends a vote FOR the Executive Incentive Plan.

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has authority to retain and terminate the Company’s independent auditors. The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending September 30, 2008. Although stockholder ratification of the appointment of Ernst & Young LLP is not required, the Board of Directors believes that submitting the appointment to the stockholders for ratification is a matter of good corporate governance.

Change in Auditor

At the end of 2007, the Audit Committee considered retaining PricewaterhouseCoopers LLC as auditors for the coming year, but solicited proposals from two major accounting firms. The Audit Committee conducted an evaluation process in connection with the selection of the independent auditor for the fiscal year ending September 30, 2008. Following this process, on December 20, 2007, the Audit Committee dismissed PricewaterhouseCoopers LLP and appointed Ernst & Young LLP to serve as our independent auditor for fiscal 2008.

PricewaterhouseCoopers LLP audited the accounts and records of the Company and its subsidiaries since the Company’s initial public offering in May 2006. PricewaterhouseCoopers LLP’s reports on our consolidated financial statements for the fiscal year ended September 30, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal 2007 and fiscal 2006, there were (1) no disagreements between us and PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in its report on our consolidated financial statements for such years and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K except that, as disclosed in Item 4 of the Company’s quarterly reports for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006, management concluded that a material weakness in internal control over the preparation, review and presentation and disclosure of the Company’s consolidated financial statements existed because the Company lacked personnel with expertise in financial reporting and control procedures necessary for SEC registrants. During the fourth quarter of the Company’s fiscal year ended September 30, 2006, management remediated the material weakness.

During the two most recent fiscal years and the subsequent interim period preceding their appointment as the Company’s registered independent public accounting firm, neither the Company nor anyone on its behalf consulted Ernst & Young LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor has Ernst & Young LLP provided to the Company a written report or oral advice regarding such principles or audit opinion.

Representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP will attend the Annual Meeting and will have the opportunity to make a statement if they desire. They also will be available to answer questions.

Ratification of Independent Auditor

In order to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2008, a majority of the votes cast by the stockholders must be voted in favor of ratification.

The Board recommends a vote FOR the ratification of Ernst & Young LLP.

GENERAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of the Company’s Common Stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that the Reporting Persons complied with all Section 16(a) filing requirements during the fiscal year ended September 30, 2007 except (A) Mr. Gaskin inadvertently filed a Form 4 approximately two months late; and (B) Mr. Torok inadvertently omitted certain transactions from a timely Form 4 and corrected the Form 4 approximately five weeks later.

Other Business for Presentation at the 2008 Annual Meeting

The Board and management do not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, nor do they know of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment in the interest of the Company.

Stockholder Proposals for the 2009 Proxy Statement

Stockholder proposals must conform to the Company’s by-laws and the requirements of the Securities and Exchange Commission.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice of such business in writing to the Corporate Secretary of the Company. Any such proposed business other than nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the Corporate Secretary at the principal executive offices of the Company (1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328) between August 19, 2008 and September 18, 2008. If the Company’s annual meeting date is changed by more than 30 days from the anniversary date of the 2007 Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment of an annual meeting does not commence a new time period for the giving of a stockholder’s notice. However, if the number of directors to be elected to the Board of

Directors of the Company at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 calendar days prior to the anniversary of the mailing of proxy materials for the prior year’s annual meeting of stockholders, then a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Corporate Secretary not later than the close of business on the 10th calendar day following the day on which such public announcement is first made by the Company.

Each stockholder’s proposal notice also shall set forth:

(i) As to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(ii) As to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(iii) As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Company’s books and records, and of such beneficial owner, (B) the class and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (D) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

The foregoing notice requirements will be deemed satisfied by a stockholder if the stockholder has notified the Company of his intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

Other Information

Consolidated financial statements for Mueller Water Products, Inc. are included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2007 filed with the Securities and Exchange Commission, Station Place, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, and the New York Stock Exchange in the United States. A copy of the Form 10-K (excluding exhibits) will be furnished, without charge, by writing to the Corporate Secretary, Mueller Water Products, Inc.,

1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328. The Form 10-K is also available on the Company’s website at www.muellerwaterproducts.com.

By Order of the Board

/s/ Robert Barker

ROBERT BARKER
Corporate Secretary
Mueller Water Products, Inc.

Atlanta, Georgia
December 27, 2007

Exhibit A

Amended and Restated 2006 Stock Incentive Plan

Approved by the Board of Directors on May 24, 2006
Approved by Sole Stockholder on May 25, 2006
Restatement Approved by the Board of Directors on November 30, 2007
Effective Date: May 25, 2006
Termination Date: May 23, 2016

I. PURPOSE.

1.1. The purpose of this Plan is to aid the Company and its Affiliates in recruiting and retaining key Employees (including officers), Directors, and Consultants of outstanding ability and to motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Stock Awards. The Company expects that it will benefit from the added interest which such key Employees, Directors and Consultants will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

II. DEFINITIONS.

2.1. “Affiliate” means, with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or any Affiliate has an interest.

2.2. “Applicable Law” means the legal requirements relating to the administration of an equity compensation plan under applicable U.S. federal and state corporate and securities laws, the Code, any stock exchange rules or regulations, and the applicable laws of any other country or jurisdiction, as such laws, rules, regulations and requirements shall be in place from time to time.

2.3. “Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.4. “Board” means the board of directors of the Company.

2.5. “Cause” means any of the following: (1) the Participant’s theft, dishonesty, or falsification of any documents or records related to the Company or any of its Affiliates; (2) the Participant’s improper use or disclosure of the Company’s or any of its Affiliate’s confidential or proprietary information; (3) any action by the Participant which has a material detrimental effect on the reputation or business of the Company or any of its Affiliates; (4) the Participant’s failure or inability to perform any reasonable assigned duties, if such failure or inability is reasonably capable of cure, after being provided with a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Participant of any employment or service agreement between the Participant and the Company or any of its Affiliates or applicable policy of the Company or any of its Affiliates, which breach is not cured pursuant to the terms of such agreement; or (6) the Participant’s indictment or plea of guilty or nolo contendere with respect to any criminal act which impairs the Participant’s ability to perform his or her duties with the Company or any of its Affiliates. Notwithstanding the foregoing, the definition of “Cause” in an individual written agreement between the Company or any of its Affiliates and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such individual agreement to the extent expressly provided for in such individual written agreement (it being understood, however, that if no definition of the term “Cause” is set forth in such an individual written agreement, the foregoing definition shall apply).

2.6. “Change of Control” means, unless otherwise provided in a Stock Award Agreement, the occurrence of any of the following events:

(i) The sale, exchange, lease or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ii) A merger or consolidation or similar transaction involving the Company if the stockholders of the Common Stock of the Company immediately prior to such transaction do not own a majority of the outstanding common stock of the surviving company or its parent immediately after the transaction in substantially the same proportions relative to each other as immediately prior to such transaction;

(iii) Any person or group becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise (for the purposes of this clause (iii), a member of a group will not be considered to be the Beneficial Owner of the securities owned by other members of the group other than in response to a contested proxy or other control battle); or

(iv) During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

2.7. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8. “Committee” means the Board, or a committee of one or more members of the Board (or other individuals who are not members of the Board to the extent allowed by law) duly appointed by the Board in accordance with the Plan and Applicable Law. At any time that no such committee has been appointed, the Board shall constitute the “Committee” hereunder.

2.9. “Common Stock” means the Series A common stock of the Company, par value $0.01 per Share.

2.10. “Company” means Mueller Water Products, Inc., a Delaware corporation.

2.11. “Consultant” means any person (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. For purposes of determining eligibility to participate in the Plan, the term Consultant shall be clarified pursuant to the provisions of Section 5.4.

2.12. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director, or Consultant, as applicable, is not interrupted or terminated. Unless otherwise expressly provided in the Stock Award, the Participant’s Continuous Service shall be deemed to have terminated when the Participant “separates from service” within the meaning of Code Section 409A.

2.13. “Covered Employee” means a “covered employee” as determined for purposes of Section 162(m) of the Code.

2.14. “Director” means a member of the Board of Directors of the Company.

2.15. “Disability” (a) means with respect to all Incentive Stock Options, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code, (b) for all other purposes, has the meaning under Section 409A(a)(2)(C)(i) of the Code, that is, the Participant (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death, or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

2.16. “Employee” means any person employed by the Company or an Affiliate. Compensation by the Company or an Affiliate solely for services as a Director or as a Consultant shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.17. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.18. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no such sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board; or

(iv) Notwithstanding the foregoing, to the extent required to comply with Section 409A of the Code in order to avoid the imposition of penalties or interest in respect thereof, the value of the Common Stock shall be determined in a manner consistent with Section 409A (and the regulations and guidance promulgated thereunder).

2.19. “Full-Value Stock Award” shall mean any of a Restricted Stock Bonus, Restricted Stock Units, Phantom Stock Units, Performance Share Bonus, or Performance Share Units.

2.20. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.21. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.22. “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.23. “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.24. “Participant” means an Employee, Director or Consultant to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

2.25. “Performance Share Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration (other than par value to the extent required by Applicable Law), and subject to the provisions of Section 8.2 of the Plan.

2.26. “Performance Share Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units to the extent permitted in the Participant’s agreement. These Performance Share Units are subject to the provisions of Section 8.2 of the Plan.

2.27. “Phantom Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock, subject to the provisions of Section 8.2 of the Plan.

2.28. “Plan” means this Mueller Water Products, Inc. 2006 Stock Incentive Plan, as amended and in effect from time to time.

2.29. “Retirement” means the voluntary termination of a Participant’s Continuous Service at such time that the Participant’s age and years of service equal or exceed 70.

2.30. “Restricted Stock Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration (other than par value to the extent required by Applicable Law), and subject to the provisions of Section 8.2 of the Plan.

2.31. “Restricted Stock Purchase Right” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Section 8.2 of the Plan.

2.32. “Restricted Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant’s agreement. These Restricted Stock Units are subject to the provisions of Section 8.2 of the Plan.

2.33. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule l6b-3, as in effect from time to time.

2.34. “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.35. “Stock Appreciation Right” means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 8.1 of the Plan.

2.36. “Stock Award” means any award of an Option, Restricted Stock Bonus, Restricted Stock Purchase Right, Stock Appreciation Right, Phantom Stock Unit, Restricted Stock Unit, Performance Share Bonus, Performance Share Unit, or other stock-based award.

2.37. “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award setting forth the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.38. “Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code.

2.39. “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.

III. ADMINISTRATION.

3.1. Administration.  The Plan shall be administered by a Committee consisting of two or more directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code, unless otherwise determined by the Board. The Committee shall administer the Plan and shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Awards shall be granted; the terms and conditions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash and/or Common Stock pursuant to a Stock Award; the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and whether a Stock Award will be adjusted to account for dividends paid with respect to the Company’s Common Stock (subject to the requirements of Code Section 409A).

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan and the terms of the Stock Award fully effective (but only to the extent consistent with the requirements of Code Section 409A, where applicable).

(iii) To amend the Plan or a Stock Award as provided in the Plan.

(iv) Generally, to exercise such powers and to perform such acts as the Committee deems necessary, desirable, convenient or expedient to promote the best interests of the Company consistent with the provisions of the Plan (subject to the requirements of Code Section 409A, where applicable).

(v) To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Except with respect to Section 4 of the Plan and such other sections as required by Applicable Law, the sub-plans and/or special provisions may take precedence over other provisions of the Plan to the extent expressly set forth in the terms of such sub-plans and/or special provisions.

(vi) To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a Stock Award previously granted by the Committee.

(vii) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under a Stock Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(viii) To provide, either at the time a Stock Award is granted or by subsequent action, that a Stock Award shall contain as a term thereof, a right, either in tandem with the other rights under the Stock Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Stock Award.

(ix) To assume, or provide for the issuance of substitute Stock Awards that will substantially preserve the otherwise applicable terms of, stock options and other stock-based awards previously granted by an Affiliate to an award holder who is or becomes eligible to participate in the Plan, as determined by the Committee in its sole discretion; provided, however, that any such assumption or substitution shall comply with Applicable Law, including but not limited to Sections 409A and 424 of the Code, and any such substitute Stock Awards may be granted at a price below Fair Market Value only to the extent that such grants would otherwise comply with the terms of this Plan, including but not limited to Section 10.10 hereof.

3.2. Delegation by the Committee.  In no way limiting any other provision of the Plan, the Committee may delegate its duties and powers hereunder in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.

3.3. Stock Pool.  The Committee may, by resolution, authorize the Chief Executive Officer or another director to grant a Stock Award, to the extent permitted by Delaware law, to any Employee who is not a Covered Employee or expected to become a Covered Employee or is not a named executive officer, in accordance with the limitations established by the Committee including the maximum number of shares of Common Stock subject to all such Stock Awards made in a fiscal year of the Company, the maximum Shares subject to all Stock Awards made to any one person at any one time, the requirement that no Stock Award be made at less than Fair Market Value, and subject to any other restrictions required by law. Any Stock Awards made pursuant to this delegation shall be reported periodically to the Committee.

3.4. Effect of the Committee’s Decision.  All determinations, interpretations and constructions made by the Committee or its duly authorized sub-committee(s) in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

IV. SHARES SUBJECT TO THE PLAN.

4.1. Share Reserve.  Subject to the provisions of Section 11 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed 8,000,000 shares of Common Stock (“Share Reserve”), provided that each share of Common Stock issued pursuant to an Option or Restricted Stock Purchase Right shall reduce the Share Reserve by one (1) share and each share of Common Stock subject to the redeemed portion of a Stock Appreciation Right (whether the distribution upon redemption is made in cash, stock or a combination of the two) shall reduce the Share Reserve by one (1) share. Each share of Common Stock issued pursuant to a Full-Value Stock Award shall reduce the Share Reserve by one (1) share. To the extent that a distribution pursuant to a Stock Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Stock Award. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options is 1,250,000 shares of Common Stock (“ISO Limit”), subject to the adjustments provided for in Section 11 of the Plan.

4.2. Reversion of Shares to the Share Reserve.  If any Stock Award granted under this Plan shall for any reason (i) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired under such Stock Award shall revert or be added to the Share Reserve and become available for issuance under the Plan; provided, however, that such shares of Common Stock shall not be available for issuance pursuant to the exercise of Incentive Stock Options.

4.3. Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares (whether purchased on the market or otherwise reacquired).

V. ELIGIBILITY.

5.1. Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants. Nonstatutory Stock Options and Stock Appreciation Rights may be granted only with respect to “service recipient stock” as such term is used in Code Section 409A.

5.2. Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, except as provided in Section 3.1(ix) above.

5.3. Annual Limitation.  Subject to the provisions of Section 11 of the Plan relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options and other Stock Awards covering more than 1,000,000 shares of Common Stock (with respect to Stock Awards payable in shares) or with a value in excess of $5,000,000 (with respect to Stock Awards payable in cash) during any fiscal year; provided that in connection with his or her initial service, an Employee may be granted Options and other Stock Awards covering not more than an additional 300,000 shares of Common Stock (with respect to Stock Awards payable in shares) or with a value in excess of $5,000,000 (with respect to Stock Awards payable in cash), which shall not count against the limit set forth in the preceding sentence.

5.4. Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

VI. OPTION PROVISIONS.

6.1 Form of Options.  Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased upon exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.2 Term.  In the absence of a provision to the contrary in the individual Optionholder’s Stock Award Agreement, and subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Stockholders, the term of the Option shall be ten (10) years from the date it was granted.

6.3 Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), or such other limit as may be set by Applicable Law, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.4 Exercise Price of an Incentive Stock Option.  The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (or less than one hundred and ten percent (110%) in the case of a Ten Percent Shareholder), except as provided in Section 3.1(ix) above.

6.5 Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted, except as provided in Section 3.1(ix) above.

6.6 Consideration.

(i) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by check at the time the Option is exercised or (b) at the discretion of the Committee (in the case of Incentive Stock Options, at the time of the grant of the Option): (1) by delivery to the Company of other shares of Common Stock (subject to such requirements as may be imposed by the Committee), (2) if there is a public market for the Common Stock at such time, and to the extent permitted by Applicable Law, pursuant to a “same day sale” program that results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, (3) reduction of the Company’s liability to the Optionholder, (4) by any other form of consideration permitted by law, but in no event shall a promissory note or other form of deferred payment constitute a permissible form of consideration for an Option granted under the Plan, or (5) by some combination of the foregoing. In each such case, the combination of any cash and property used to pay the purchase price shall have a Fair Market Value on the exercise date equal to the applicable exercise price.

(ii) Unless otherwise specifically provided in the Stock Award Agreement, the purchase price of Common Stock acquired pursuant to a Stock Award that is paid by delivery to the Company of other Common Stock, which Common Stock was acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a supplemental charge to earnings for financial accounting purposes).

(iii) Whenever a Participant is permitted to pay the exercise price of a Stock Award and/or taxes relating to the exercise of a Stock Award by delivering Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirements by presenting proof of beneficial ownership of such Common Stock, in which case the Company shall treat the Stock Award as exercised or redeemed without further payment and shall withhold such number of shares of Common Stock from the Common Stock acquired under the Stock Award. When necessary to avoid a supplemental charge to earnings for financial accounting purposes, any such withholding for tax purposes shall be made at the statutory minimum rate of withholding.

6.7 Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.8 Transferability of a Nonstatutory Stock Option.  Except as otherwise provided in the Stock Award Agreement, a Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.9 Vesting Generally.  Options granted under the Plan shall be exercisable at such times and upon such terms and conditions as may be determined by the Committee. The vesting provisions of individual Options may vary. The provisions of this Section 6.9 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

6.10 Termination of Unvested Options.  Any Option or portion thereof that is not vested at the time of termination of Continuous Service shall lapse and terminate, and shall not be exercisable by the Optionee or any other person, unless otherwise provided for in the Stock Award Agreement.

6.11 Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability or Retirement or termination for Cause), the Option shall remain exercisable for three (3) months following the date of termination (to the extent that the Option was exercisable at that time), or such other period specified in the Stock Award Agreement. In no event may the Option be exercised after the expiration of the term of the

Option as set forth in the Stock Award Agreement. If the Optionholder does not exercise his or her Option within the specified time, the Option shall terminate.

6.12 Extension of Termination Date.  An Optionholder’s Stock Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or termination for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Stock Award Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law. The provisions of this Section 6.12 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth (15th) day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

6.13 Disability or Retirement of Optionholder.  In the event an Optionholder’s Continuous Service terminates upon the Optionholder’s Disability or Retirement, the Option shall remain exercisable for two (2) years following the date of termination (to the extent that the Option was exercisable at that time), or such other period specified in the Stock Award Agreement. In no event may the Option be exercised after than the expiration of the term of the Option as set forth in the Stock Award Agreement. If the Optionholder does not exercise his or her Option within the specified time, the Option shall terminate.

6.14 Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies after the termination of his or her Continuous Service but within the post-termination exercise period applicable to the Option, then, except as otherwise provided in the Stock Award Agreement, the Option shall remain exercisable for two (2) years following the date of death (to the extent that the Option was exercisable at that time). In no event may the Option be exercised after the expiration of the term of the Option as set forth in the Stock Award Agreement. If the Option is not exercised by the person entitled to do so within the specified time, the Option shall terminate.

6.15 Termination for Cause.  Unless otherwise provided in the applicable Stock Award Agreement, the Option shall cease to be exercisable as to all unexercised shares of Common Stock (including any vested shares) immediately upon the termination of the Optionholder’s Continuous Service for Cause.

6.16 Early Exercise Generally Not Permitted.  The Company may grant Options which permit the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If a Stock Award Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

6.17 No Repricing of Options.  The Committee shall have no authority to make any adjustment or amendment (except as provided in Section 3.1(ix) or Article XI of this Plan), and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company’s stockholders shall have approved such adjustment or amendment.

VII. NON-DISCRETIONARY STOCK AWARDS FOR ELIGIBLE DIRECTORS.

7.1 Stock Awards for Eligible Directors.  In addition to any other Stock Awards that Directors may be granted on a discretionary basis under the Plan, each Director of the Company who is not an Employee of the Company or any Affiliate (each, an “Eligible Director”) shall be automatically granted, without the necessity of action by the Committee, the following Stock Awards:

(i) Initial Grant.  On the first day following the date that a Director commences service on the Board and satisfies the definition of an Eligible Director, an initial grant of a Stock Award (the “Initial Grant”) shall automatically be made to that Eligible Director. The type of Stock Award, the number of shares subject to this Initial Grant and other terms governing this Initial Grant shall be as determined by the Committee in its sole discretion. If the Committee does not establish the terms and conditions of the Initial Grant for a given newly-elected Eligible Director prior to the date of grant, then the Stock Award shall be of the same type, and for the same number of shares, as the Initial Grant made to the immediately preceding newly-elected Eligible Director. If at the time a Director first commences service on the Board, the Director does not satisfy the definition of an Eligible Director, such Director shall not be entitled to an Initial Grant at any time, even if such Director subsequently becomes an Eligible Director.

(ii) Annual Grant.  An annual Stock Award grant (the “Annual Grant”) shall automatically be made to each Director who (1) is re-elected to the Board, (2) is an Eligible Director on the relevant grant date, and (3) has served as a Director for a period of at least six (6) months on the relevant grant date. The type of Stock Award, the number of shares subject to the Annual Grant and other terms governing the Annual Grant shall be as determined by the Committee in its sole discretion. If the Committee does not establish the terms and conditions of the Annual Grant prior to the date of grant, then the Annual Grant shall be of the same type, and for the same number of shares of Common Stock, as the Annual Grants made for the immediately preceding year. The date of grant of an Annual Grant is the date on which the Director is re-elected to serve on the Board.

(iii) Vesting.  Notwithstanding the foregoing, if the vesting of the Stock Award is based solely on the Director’s Continuous Service, the Stock Award will not fully vest in less than three (3) years.

(iv) Vesting on Retirement.  All Initial Grants and Annual Grants held by an Eligible Director shall become fully vested and exercisable upon the termination of the Eligible Director’s Continuous Service by reason of Retirement, unless otherwise expressly set forth in the applicable Stock Award Agreement(s).

VIII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

8.1. Stock Appreciation Rights.  Each award of Stock Appreciation Rights (“SARs”) granted under the Plan shall be subject to such terms and conditions as the Committee shall deem appropriate. The terms and conditions of SAR agreements need not be identical, but each SAR agreement shall include the substance of each of the applicable provisions of this Section 8.1. The two types of SARs that are authorized for issuance under this Plan are:

(i) Stand-Alone SARs.  The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(A) The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

(B) The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Committee in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than one hundred percent (100%) of the Fair Market Value per underlying share of Common Stock on the grant date.

(C) The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(ii) Stapled SARs.  The following terms and conditions shall govern the grant and redemption of stapled SARs:

(A) Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

(B) Stapled SARs shall be redeemable upon such terms and conditions as the Committee may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C) The distribution to which the holder of stapled SARs shall become entitled upon the redemption of stapled SARs may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(iii) Limitations.  The total number of shares of Common Stock subject to a SAR may, but need not, vest in period installments that may, but need not, be equal. The Committee shall determine the criteria under which shares of Common Stock under the SAR may vest. If the Stock Award Agreement does not provide for transferability, then the shares subject to the SAR shall not be transferable except by will or by the laws of descent and distribution.

(iv) No Repricing of Stock Appreciation Rights.  The Committee shall have no authority to make any adjustment or amendment (except as provided in Section 3.1(ix) or Article XI of this Plan), and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the base price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company’s stockholders shall have approved such adjustment or amendment.

8.2. Other Stock-Based Awards.  The Committee, in its sole discretion, may grant or sell an award of a Restricted Stock Bonus, Restricted Stock Purchase Right, Phantom Stock Unit, Restricted Stock Unit, Performance Share Bonus, Performance Share Unit, or other stock-based award that is valued in whole or in part by reference to, or is otherwise based on, the Fair Market Value of the Company’s Common Stock (each, an “Other Stock-Based Award”). Each Other Stock-Based Award shall be subject to a Stock Award Agreement which shall contain such terms and conditions as the Committee shall deem appropriate, including any provisions for the deferral of the receipt of any shares of Common Stock, cash or property otherwise distributable to the Participant in respect of the Stock Award. The terms and conditions of Other Stock-Based Awards may change from time to time, and the terms and conditions of separate Other Stock-Based Awards need not be identical, but each

Other Stock-Based Award shall be subject to the following provisions (either through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise):

(i) Purchase Price.  Other Stock-Based Awards may be granted in consideration for past services actually rendered to the Company or an Affiliate. The purchase price (if any) under each Other Stock-Based Award shall be such amount as the Committee shall determine and designate in the applicable Stock Award Agreement. To the extent required by Applicable Law, the purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Other Stock-Based Award on the date such award is made or at the time the purchase is consummated, as applicable.

(ii) Consideration.

(A) The purchase price (if any) of Common Stock acquired pursuant to Other Stock-Based Awards shall be paid either: (1) in cash or by check, or (2) as determined by the Committee (and to the extent required by Applicable Law, at the time of the grant): (v) by delivery to the Company of other shares of Common Stock (subject to such requirements as may be imposed by the Committee), (w) if there is a public market for the Common Stock at such time, and to the extent permitted by Applicable Law, pursuant to a “same day sale” program that results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, (x) reduction of the Company’s liability to the Participant, (y) by any other form of consideration permitted by law, but in no event shall a promissory note or other form of deferred payment constitute a permissible form of consideration, or (z) by some combination of the foregoing.

(B) Unless otherwise specifically provided in the Stock Award Agreement, the purchase price of Common Stock acquired pursuant to any Other Stock-Based Award that is paid by delivery to the Company of other Common Stock, which Common Stock was acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a supplemental charge to earnings for financial accounting purposes). To the extent required by Applicable Law, the Participant shall pay the Common Stock’s “par value” solely in cash or by check.

(C) Whenever a Participant is permitted to pay the exercise price of any Other Stock-Based Award and/or taxes relating to the exercise thereof by delivering Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirements by presenting proof of beneficial ownership of such Common Stock, in which case the Company shall treat the Other Stock-Based Award as exercised or redeemed without further payment and shall withhold such number of shares of Common Stock from the Common Stock acquired under the Other Stock-Based Award. When necessary to avoid a supplemental charge to earnings for financial accounting purposes, any such withholding for tax purposes shall be made at the statutory minimum rate of withholding.

(iii) Vesting.  The total number of shares of Common Stock subject to each Other Stock-Based Award may, but need not, vest and/or become redeemable in periodic installments that may, but need not, be equal. The Committee shall determine the criteria under which shares of Common Stock under the each Other Stock-Based Award may vest. The criteria may or may not include performance criteria or Continuous Service. Shares of Common Stock acquired under each Other Stock-Based Award may, but need not, be subject to a share repurchase right or similar forfeiture feature in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

(iv) Distributions.  The distribution with respect to any Other Stock-Based Award may be made in shares of Common Stock valued at Fair Market Value on the redemption or exercise date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(v) Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may repurchase or reacquire, and/or the Participant shall forfeit (as applicable), any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination on such terms and conditions as set forth in the Stock Award Agreement.

(vi) Transferability.  Rights to acquire shares of Common Stock under Other Stock-Based Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Committee shall determine in its discretion. If the Stock Award Agreement does not provide for transferability, then the shares subject to Other Stock-Based Award shall not be transferable except by will or by the laws of descent and distribution.

IX. ISSUANCE OF SHARES.

9.1. Availability of Shares.  During the terms of the outstanding Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

9.2. Securities Law Compliance.  The grant of Stock Awards and the issuance of Common Stock pursuant to Stock Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to securities. The Company shall use commercially reasonable efforts to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or under any foreign law of similar effect the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

9.3. Proceeds.  Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

X. MISCELLANEOUS.

10.1. Vesting Generally.  If the vesting of a Stock Award is based solely on the Participant’s Continuous Service, any Stock Award granted after the effective date of this amended and restated Plan will not fully vest in less than three (3) years and if the vesting of a Stock Award is based on the achievement of performance criteria, the Stock Award will not fully vest in less than one (1) year.

10.2. Acceleration of Exercisability and Vesting.  The Committee shall have the power to accelerate exercisability and/or vesting of any Stock Award only in the case of death, disability, retirement or Change of Control. Subject to the prior sentence, the Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

10.3. Clawback.  The Company may provide in any Stock Award Agreement that, upon the Committee’s discovery of facts that would be grounds for a termination for Cause of a Participant’s Continuous Service, and regardless of whether such discovery is made prior to or following a termination of Continuous Service for any reason, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of the Stock Award, including any shares of Common Stock then held by the Participant as well as any gain recognized by the Participant upon any sale of the shares of Common Stock issued pursuant to the Stock Award. In no event shall the amount to be recovered by the Company be less than any amount required to be repaid or recovered as a matter of law. The Committee shall determine whether the Company shall effect any such recovery or repayment (i) by seeking recovery or repayment from the Participant, (ii) by reducing (subject to Applicable Law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program, agreement or arrangement maintained by the Company or any of its Affiliates, (iii) by withholding payment of future compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the otherwise applicable compensation practices of the Company or any Affiliate, or (iv) by any combination of the foregoing.

10.4. Compliance of Performance Awards.  Notwithstanding anything to the contrary herein, any Stock Award granted under this Plan may, but need not, be granted in a manner which may be deductible by the Company under Section 162(m) of the Code and, as applicable, compliant with the requirements of Section 409A of the Code (such awards, “Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee, which goals are approved (i) while the outcome for that performance period is substantially uncertain and (ii) during such period of time as permitted by Applicable Law. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before one or more of the following: interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs and/or cost reductions or savings; (xvi) cash flow; (xvii) working capital; (xviii) return on invested capital or assets; (xix) consummations of acquisitions or sales of certain Company assets, subsidiaries or other businesses; (xx) funds from operations and (xxi) pre-tax income . The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto) and/or Section 409A of the Code, the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) and/or Section 409A of the Code, elect to defer payment of a Performance-Based Award.

10.5. Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award or except as expressly provided in a Stock Award Agreement.

10.6. No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

10.7. Investment Assurances.  The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with Applicable Law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with Applicable Law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with Applicable Laws, including, but not limited to, legends restricting the transfer of the Common Stock.

10.8. Designation of a Beneficiary.  The Committee may establish rules pertaining to the designation by the Participant of a beneficiary who is to receive any shares of Common Stock and/or any cash, or have the right to exercise or redeem that Participant’s Stock Award, in the event of such Participant’s death.

10.9. Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the grant, exercise, acquisition or redemption of a Stock Award or the acquisition, vesting, distribution or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (where withholding in excess of the minimum amount will result in a supplemental charge to earnings for financial accounting purposes); or (iii) delivering to the Company owned and unencumbered shares of Common Stock; provided, however, that in the case of the tender of shares, that any such shares have been held by the Participant for not less than six (6) months (or such other period as established from time to time by the Committee in order to avoid a supplemental charge to earnings for financial accounting purposes).

10.10. Section 409A.  Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that the administration of the Plan, and the granting of all Stock Awards under this Plan, shall be done in accordance with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including any guidance or regulations that may be issued after the effective date of this Plan, and shall not cause the acceleration of, or the imposition of the additional, taxes provided for in Section 409A of the Code. Any Stock Award shall be granted, deferred, paid out or modified under this Plan in a manner that shall be intended to avoid resulting in the acceleration of taxation, or the imposition of penalty taxation, under Section 409A upon a Participant. In the event that it is reasonably determined by the Committee that any amounts payable in respect of any Stock Award under the Plan will be taxable to a Participant under Section 409A of the Code prior to the payment and/or delivery to such Participant of such amounts under the applicable Stock Award Agreement or will be subject to the acceleration of taxation or the imposition of penalty taxation under Section 409A of the Code, the Company may either (i) adopt such amendments to the Plan and related Stock Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Stock Awards hereunder, and/or (ii) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code. Notwithstanding anything to the contrary herein, if Participant is a “specified employee” under Section 409A of the Code, then any payment(s) to the Participant described herein upon his or her termination of continuous service that (A) constitute “deferred compensation” to a Participant under Section 409A; (B) are not exempt from Section 409A and (C) are otherwise payable within 6 months after Participant’s termination of continuous service, shall instead be made on the date 6 months and 1 day after such termination of continuous service, and such payment(s) shall be increased by an amount equal to interest on such payment(s) at a rate of interest equal to the Federal Funds Rate in effect as of the date of termination of continuous service from the date on which such payment(s) would have been made in the absence of this provision and the payment date described in this sentence.

10.11. Market Standoff Provision.  If required by the Company (or a representative of the underwriter(s)) in connection with the first underwritten registration of the offering of any equity securities of the Company under the Securities Act, for a specified period of time, the Participant shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of the Common Stock acquired by the Participant pursuant to a Stock Award, and shall execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to such shares until the end of such period.

10.12 De Minimis Cap.  Notwithstanding any other provision of the Plan, the Committee may grant Stock Awards that do not conform to the requirements of the Plan so long as such Stock Awards do not exceed 10% of the shares authorized for issuance under the Plan.

XI. ADJUSTMENTS UPON CHANGES IN STOCK.

11.1. Capitalization Adjustments.  In the event of any change in the Common Stock subject to the Plan or subject to or underlying any Stock Award, by reason of any stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, spin-off, combination, exchange of shares of Common Stock or other corporate exchange, or any distribution or dividend to stockholders of Common Stock (whether paid in cash or otherwise) or any transaction similar to the foregoing, the Committee shall, without liability to any person, make such substitution or adjustment, if any, as it deems to be equitable to (i) the type, class(es) and maximum number of securities or other property subject to the Plan pursuant to the Share Reserve, the ISO Limit, and Section 5.3, (ii) the type, class(es) and number of securities subject to option grants to Eligible Directors under Section 7 of the Plan, (iii) the type, class(es) and number of securities or other property subject to, as well as the exercise price, base price, redemption price or purchase price applicable to, outstanding Stock Awards or (iv) any other affected terms of any outstanding Stock Awards. Any determination, substitution or adjustment made by the Committee under this Section 11.1, shall be final, binding and conclusive on all persons. The conversion of any convertible securities of the Company shall not be treated as a transaction that shall cause the Committee to make any determination, substitution or adjustment under this Section 11.1. Any actions taken under this Section 11.1 shall be made in accordance with the applicable restrictions of Code Section 409A, including without limitation such restrictions with regard to the adjustment of stock options and stock appreciation rights that are considered exempt from Code Section 409A.

11.2. Adjustments Upon a Change of Control.  In the event of a Change of Control, then the Committee or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall: (1) assume or continue all or any part of the Stock Awards outstanding under the Plan or (2) substitute substantially equivalent stock awards (including an award to acquire substantially the same consideration paid to the stockholders in the transaction by which the Change of Control occurs) for those Stock Awards outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue outstanding Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Committee in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, and (y) the total number of shares then subject to such Stock Award; (2) continue the Stock Awards upon such terms as the Committee determines in its sole discretion; (3) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Stock Awards (including any unrealized value immediately prior to the Change of Control) previously granted hereunder, as determined by the Committee in its sole discretion; or (4) notify Participants holding Stock Awards that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Committee, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed with respect to the vested portion of the Stock Award (and, at the discretion of the Committee, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs. In the event of the dissolution or liquidation of the Company, unless the Board determined otherwise, all outstanding Stock Awards will terminate immediately prior to the dissolution or liquidation of the Company. In all cases, the Committee shall not be obligated to treat all Stock Awards, even those that are of the same type, in the same manner. Any actions taken under this Section 11.2 shall be made in accordance with the applicable restrictions of Code Section 409A.

XII. AMENDMENT OR TERMINATION OF THE PLAN OR STOCK AWARDS.

12.1. Term and Termination of the Plan.  The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of the date that the Plan is approved by the stockholders of the Company or the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

12.2. Amendment of the Plan and Stock Awards.  The Committee at any time, and from time to time, may amend the Plan, subject to the approval of the Company’s stockholders to the extent such approval is necessary under Applicable Law or is required by the terms of Section 6.17 or Section 8.1(iv) of the Plan. The Committee at any time, and from time to time, may amend the terms of one or more Stock Awards. It is expressly contemplated that the Committee may amend the Plan and Stock Awards in any respect the Committee deems necessary or advisable (i) to provide eligible Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and deferred compensation and/or (ii) to bring the Plan and/or Stock Awards granted under the Plan into compliance with Applicable Law.

12.3. No Material Impairment of Rights.  Notwithstanding anything to the contrary in the Plan, the amendment, suspension or termination of the Plan and the amendment of outstanding Stock Awards, shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant unless such amendment is necessary pursuant to Section 10.10 hereof, in which case the Participant will be deemed to have consented to the amendment by virtue of accepting the grant of the Stock Award.

XIII. EFFECTIVE DATE OF PLAN.

13.1 Effective Date.  The Plan shall become effective as of the date the Board approves the Plan, or such later date as is designated by the Board (such date, as set forth on the first page of this Plan, the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

XIV. CHOICE OF LAW.

14.1 Choice of Law.  The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

* * *

Exhibit B

Mueller Water Products, Inc.
Executive Incentive Plan
(Adopted by the Board of Directors on April 26, 2006)

Article 1.

Establishment, Objectives, and Duration

1.1 Establishment of the Plan.  Mueller Water Products, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Mueller Water Products, Inc. Executive Incentive Plan” (the “Plan”), as set forth herein and as it may be amended from time to time.

Subject to approval by the Company’s stockholders, the Plan shall become effective as of the date the stockholders first approve the Plan (the “Effective Date”), and shall remain in effect as provided in Section 1.3 hereof.

1.2 Objectives of the Plan.  The primary objectives of the Plan are: (a) to attract, motivate, and retain high-caliber individuals by providing competitive annual incentive opportunities, (b) to provide an incentive to key employees of the Company who have significant responsibility for the success and growth of the Company, and (c) to satisfy the requirements of Section 162(m) of the Code.

1.3 Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 9 hereof, for a period of ten (10) years, at which time the right to grant Awards under the Plan shall terminate.

Article 2.

Definitions

Whenever the following terms are used in the Plan, with their initial letter(s) capitalized, they shall have the meanings set forth below:

(a) “Award” means an award described in Article 5 hereof.

(b) “Award Pool” means, with respect to a Plan Year, three percent (3%) of the Company’s operating income for the Plan Year.

(c) “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as amended from time to time, or any successor rule.

(d) “Board” or “Board of Directors” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan and Awards to Participants hereunder, as specified in Article 3 hereof.

(g) “Company” means Mueller Water Products, Inc., a Delaware corporation, and any successor thereto as provided in Article 11 hereof.

(h) “Director” means any individual who is a member of the Board.

(i) “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

(j) “Employee” means any employee of the Company or of a Subsidiary. Directors who are employed by the Company or by a Subsidiary shall be considered Employees under the Plan.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(l) “Insider” means an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Exchange Act.

(m) “Participant” means a key Employee who has been selected to receive an Award or who holds an outstanding Award.

(n) “Performance-Based Exception” means the performance-based exception from the tax deductibility limitation imposed by Code Section 162(m), as set forth in Code Section 162(m) (4) (C).

(o) “Plan” means the Mueller Water Products, Inc. Executive Incentive Plan, as set forth herein and as it may be amended from time to time.

(p) “Plan Year” means the Company’s fiscal year.

(q) “Subsidiary” means a corporation, partnership, joint venture, or other entity in which the Company has an ownership or other proprietary interest of more than fifty percent (50%).

Article 3.

Administration

3.1 General.  Except as otherwise determined by the Board in its discretion, the Plan shall be administered by the Committee, which shall consist exclusively of two (2) or more nonemployee Directors within the meaning of the rules promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act who also qualify as outside directors within the meaning of Code Section 162(m) and the related regulations under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee shall have the authority to delegate administrative duties to officers or Directors of the Company; provided that the Committee may not delegate its authority with respect to: (a) nonministerial actions with respect to Insiders; (b) nonministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception; and (c) certifying that any performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception have been satisfied.

3.2 Authority of the Committee.  Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power in its discretion to select key Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award, document, or instrument issued under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 9 hereof) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

3.3 Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

3.4 Performance-Based Awards.  For purposes of the Plan, it shall be presumed, unless the Committee indicates to the contrary, that all Awards are intended to qualify for the Performance-

Based Exception. If the Committee does not intend an Award to qualify for the Performance-Based Exception, the Committee shall reflect its intent in its records in such manner as the Committee determines to be appropriate.

Article 4.

Eligibility and Participation

4.1 Eligibility.  All key Employees are eligible to participate in the Plan.

4.2 Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 5.

Awards

5.1 Grant of Awards.  All Awards under the Plan shall be granted upon terms approved by the Committee. However, no Award shall be inconsistent with the terms of the Plan or fail to satisfy the requirements of applicable law. Each Award shall relate to a designated Plan Year.

5.2 Award Pool Limitation.  The sum of the Awards for a single Plan Year shall not exceed one hundred percent (100%) of the amount in the Award Pool for that Plan Year.

5.3 Individual Maximum Awards.  For any given Plan Year, no one Participant shall receive an Award in excess of fifty percent (50%) of the Award Pool.

5.4 Limitations on Committee Discretion.  The Committee may reduce, but may not increase, any of the following:

(a) The maximum Award for any Participant; and

(b) The size of the Award Pool.

5.5 Payment.  Payment of Awards shall be subject to the following:

(a) Unless otherwise determined by the Committee, in its sole discretion, a Participant shall have no right to receive a payment under an Award for a Plan Year unless the Participant is employed by the Company or a Subsidiary at all times during the Plan Year.

(b) The Committee may, in its discretion, authorize payment to a Participant of less than the Participant’s maximum Award and may provide that a Participant shall not receive any payment with respect to an Award. In exercising its discretion, the Committee shall consider such factors as it considers appropriate. The Committee’s decision shall be final and binding upon any person claiming a right to a payment under the Plan.

(c) In no event may the portion of the Award Pool allocated to a Participant for a given Plan Year be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

(d) Payments of Awards shall be wholly in cash.

(e) Each Award shall be paid on a date prescribed by the Committee, but in no event later than two and one-half (2 1/2) months following the end of the Plan Year.

Article 6.

Beneficiary Designation

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant with respect to such benefit, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, any benefits remaining unpaid under the Plan at the Participant’s death shall be paid to the Participant’s estate.

Article 7.

Deferrals

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash that would otherwise be due to such Participant in connection with any Awards. If any such deferral election is required or permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals that meet the requirements of Section 409A of the Code.

Article 8.

No Right to Employment or Participation

8.1 Employment.  The Plan shall not interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Participant’s employment at any time, and the Plan shall not confer upon any Participant the right to continue in the employ of the Company or of any Subsidiary.

8.2 Participation.  No Employee shall have the right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.

Article 9.

Amendment, Modification, and Termination

9.1 Amendment, Modification, and Termination.  Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided that unless the Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by the stockholders of the Company shall not be effective unless and until stockholder approval is obtained.

9.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that the Committee shall not be authorized to adjust an Award that the Committee intends to qualify for the Performance-Based Exception if such adjustment (or the authority to make such adjustment) would prevent the Award from qualifying for the Performance-Based Exception.

9.3 Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary (but subject to Section 1.1 hereof), no termination, amendment, or modification of the Plan shall cause any previously granted Awards to be forfeited. After the termination of the Plan, any previously granted Award shall remain in effect and shall continue to be governed by the terms of the Plan and the Award.

Article 10.

Withholding

The Company and its Subsidiaries shall have the power and the right to deduct or withhold, or to require a Participant to remit to the Company or to a Subsidiary, an amount that the Company or a Subsidiary reasonably determines to be required to comply with federal, state, local, or foreign tax withholding requirements.

Article 11.

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 12.

Legal Construction

12.1 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, any feminine term used herein also shall include the masculine, and the plural shall include the singular and the singular shall include the plural.

12.2 Severability.  If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Requirements of Law.  The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

12.4 Governing Law.  The Plan and all Awards shall be construed in accordance with and governed by the laws of the state of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

12.5 Section 409A.  To the extent an Award would be subject to the requirements of Code Section 409A and the regulations thereunder, the Plan shall be construed and administered so that the Award complies with Code Section 409A.

*   *   *

MuellerWaterProducts,Inc.

Series A Common Stock

INTERNET

https://www.proxypush.com/mwa

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TELEPHONE

1-866-220-3985

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- Detach your proxy card.
- Return your proxy card in the postage-paid envelope provided.

You may also vote the shares held in your account by telephone or via the Internet. Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. **IF YOU CHOOSE TO VOTE BY TELEPHONE OR VIA THE INTERNET, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.** Both voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you. You may also change your selections on any or all of the proposals to be voted.

If you would like to access future Proxy Statements and Annual Reports electronically, please go to https://www.proxyconsent.com/mwa to give your consent. This consent will remain in effect until you notify Mueller Water Products, Inc. by mail that you wish to resume mail delivery of the Annual Report and Proxy Statement.

CALL TOLL-FREE TO VOTE
1-866-220-3985

YOUR VOTE IS IMPORTANT.
THANK YOU FOR VOTING.

Vote On Directors

FOR All ☐ WITHHOLD All ☐ FOR ALL *EXCEPT ☐

*Exception ______________________

Vote On Proposals

	Yes	No
Please indicate if you plan to attend this meeting and any adjournment thereof.	☐	☐

SCAN LINE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2008 Annual Meeting of Stockholders of Mueller Water Products, Inc. and any adjournment or postponement thereof.

Date ________ Share Owner sign here ________ Co-Owner sign here ________

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE Series A Common Stock 24 HOURS A DAY, 7 DAYS A WEEK INTERNET TELEPHONE MAIL https://www.proxypush.com/mwa 1-866-220-3985 • Go to the websit e address lis ted OR • Use any touch-tone telephone. OR • Mark, sign and date your proxy above. • Have your proxy card ready. card. • Have your proxy card ready. • Follow the sim ple recorded • Detach your proxy card. • Follow the simple instructio ns that n i structions. • Return your proxy card n i the appear on your computer screen. postage-paid envelo pe provid ed. You maya lso vote the shares held in your account by telephone or via the Internet. Your electronic vote authorizes the named proxiesi n thes amem anner as if you marked, signed, dated and returned the proxy card. IF YOU CHOOSET O VOTE BY TELEPHONE OR VIA THE INTERNET, THERE IS NO NEEDT O MAIL BACKY OUR PROXY CARD. Both votin g systems preserve the confidentiality of your vote and will confirm your voting in structions wit h you. You may also change your selections on any or all of the proposals to be voted. If you would li ke to access future Proxy Statements and Annual Reports electronically, ple ase go to https://www.proxyconsent.com/mwa to giv e your consent. This consent wil l remain in effect until you notify Muel er Water Products, Inc. by mail that you wish to resume mail deli very of the Annual Report and Proxy Statement. CALL TOLL-FREE TO VOTE 1-866-220-3985 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING. ? DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET ? Please vote and sign on this side and x return promptly in the enclosed envelope. Do not forget to date your proxy. Votes must be indicated (x) in Black or Blue ink. Vote On Directors Vote On Proposals FOR AGAINST ABSTAIN Item 1. To elect ten members to the Board of Directors to serve for the ensuing year. 2. To approve the Amended and Restated 2006 x x x Stock Incentive Plan; FOR x WITHHOLD x FOR ALL x All All *EXCEPT 3. To approve the Executive Incentive Plan; x x x Nominees: 01) Donald N. Boyce, 02) Howard L. Clark, Jr., 03) Gregory E. Hyland, 4. To ratify the appointment of Ernst & Young LLP 04) Jerry W. Kolb, 05) Joseph B. Leonard, 06) Mark J. O’Brien, x x x as the Company’s in dependent registered public 07) Bernard G. Rethore, 08) Neil A. Springer, accounting firm for fiscal 2008; and 09) Lydia W. Thomas, 10) Michael T. Tokarz 5. To transact such other business as may properly come before the Annual Meeting and To withhold authority to vote for any individual nominee(s), mark “For All Except” and any adjournment thereof. write the number(s) of the nominee(s) on the line below.. Yes No Please in dicate if you plan to attend this meeting and any adjournment thereof. x x *Exception For address changes and/or comments, please check this box and write them on the back where in dicated. x S C A N L I N E NOTE: Please sig n exactly as name appears hereon. Joint owners should each sig n. Whens ig nin g asa ttorney,e xecutor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authoriz ed officer. The signer hereby revokes all proxies heretofore given by thes igner tov otea tt he 2008 Annual Meetin g of Stockholders of Mueller Water Products, Inc. and any adjournment or postponement thereof. Date Share Owner sign here Co-Owner sign here

Directions to Four Seasons Hotel Atlanta

75 Fourteenth Street
Atlanta, Georgia 30309
404-881-9898

Buckhead/Lenox Square: 10 min.
Atlanta Botanical Garden
14th Street
75
10th Street
85
West Peachtree St.
Peachtree St.
Piedmont Ave.
Piedmont Park
Georgia Institute of Technology
Omni Coliseum
North Ave.

Instructions from I-85 South
- Take I-85 South
- Exit 84 (17th Street/14th Street/10th Street)
- Turn left at traffic light onto 14th Street
- Pass through three lights on 14th Street
- Hotel is on the right in the middle of the block (between W. Peachtree and Peachtree Street)

Instructions from I-75 South
- Take I-75 South
- Exit 250 (16th Street/14th Street/10th Street)
- Turn left at traffic light onto 14th Street
- Pass through three lights on 14th Street
- Hotel is on the right in the middle of the block (between W. Peachtree and Peachtree Street)

Instructions from Georgia 400 South
- Georgia 400 southbound will dead-end into Interstate 85 South.
- Exit 84 (17th Street/14th Street/10th Street)
- Turn left at traffic light onto 14th Street
- Pass through three lights on 14th Street
- Hotel is on the right in the middle of the block (between W. Peachtree and Peachtree Street)

Instructions from I-75 and I-85 North
- Follow either Interstate 75 or Interstate 85 North to Exit 250-Georgia Tech/10th Street/14th Street.
- At the top of the ramp continue straight ahead until the second traffic light.
- At the second light turn right onto 14th Street.
- Follow 14th Street for three blocks.
- Hotel is on the right in the middle of the block (between West Peachtree and Peachtree Street).

Instructions from I-20 East or I-20 West
- Follow Interstate 20 to the heart of the city and take exit marked Interstate 75/85 North.
- Exit 250-Georgia Tech/10th Street/14th Street.
- At the top of the ramp continue straight ahead until the second traffic light.
- At the second light turn right onto 14th Street.
- Follow 14th Street for three blocks.
- Hotel is on the right in the middle of the block (between West Peachtree and Peachtree Street).

MuellerWaterProducts,Inc.

Address Changes/Comments:____

____

____

MUELLERWATERPRODUCTS, INC.
PROXY PROCESSING
P.O. BOX 3520
S HACKENSACK NJ 07606-9220

(Continued and to be signed on the reverse side)

P THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The Rundersigned hereby appoin ts, Gregory E. Hyland, Michael T. Vollkommer, and Robert Barker, and each of them, with full power ofs ubstitutio The undersigned hereby appoints, Gregory E. Hyland, Michael T. Vollkommer, and Robert Barker, and each n ach, p oxi s to vo e ll he sha s f Mue er W t r Products Inc. C o St ck which th u ersign d may be entitleof them, with full power of substitution in each, proxies to vote all the shares of Mueller Water Products, Inc. d to vo e a he Annual Mee g f S ckhold rs t b held Janu ry 30, 2008, and at any djou nmen hereof, upon the Omatters Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be stated n he revers si , a p cf ied nd i h r discr i n upon s ch o h r busine a may p operly come before thheld January 30, 2008, and at any adjournments thereof, upon the matters stated on the reverse side, as m eti g o any adjournme t hereof. This proxy, specified and in their discretion upon such other business as may properly come before the meeting or any wh p op ly x u , will be voted In e ma r directed h in by th und sign d s ockh lder. If no direction X adjournment thereof. is , he p xy will be voted FOR Proposals 1, 2, 3 and 4. AddressThis proxy, when properly executed, will be voted In the manner directed herein by the undersigned C anges/C mm ts:Y stockholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3 and 4.(If you noted any Address Changes/Comments above, ple ase mark corresponding box on the reverse side.) Address Changes/Comments: MUELLERWATERPRODUCTS, INC. PROXYP ROCESSING P.O . BOX3 520 S HACKENSACKN J0 7606-9220 (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Co i u d d be signed on the ev )

Mueller Water Products, Inc.

Series B Common Stock

INTERNET

https://www.proxypush.com/mwa

- Go to the website address listed above.
- **Have your proxy card ready.**
- Follow the simple instructions that appear on your computer screen.

OR

TELEPHONE

1-866-220-3985

- Use any touch-tone telephone.
- **Have your proxy card ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your proxy card.
- Detach your proxy card.
- Return your proxy card in the postage-paid envelope provided.

You may also vote the shares held in your account by telephone or via the Internet. Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. **IF YOU CHOOSE TO VOTE BY TELEPHONE OR VIA THE INTERNET, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.** Both voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you. You may also change your selections on any or all of the proposals to be voted.

If you would like to access future Proxy Statements and Annual Reports electronically, please go to https://www.proxyconsent.com/mwa to give your consent. This consent will remain in effect until you notify Mueller Water Products, Inc. by mail that you wish to resume mail delivery of the Annual Report and Proxy Statement.

CALL TOLL-FREE TO VOTE
1-866-220-3985

YOUR VOTE IS IMPORTANT.
THANK YOU FOR VOTING.

☐

Vote On Directors

FOR All ☐ WITHHOLD All ☐ FOR ALL *EXCEPT ☐

*Exception ______________________________

Vote On Proposals

	Yes	No
Please indicate if you plan to attend this meeting and any adjournment thereof.	☐	☐

SCAN LINE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2008 Annual Meeting of Stockholders of Mueller Water Products, Inc. and any adjournment or postponement thereof.

Date ______ Share Owner sign here ______________________ Co-Owner sign here ______________________

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE Series B Common Stock 24 HOURS A DAY, 7 DAYS A WEEK INTERNET TELEPHONE MAIL https://www.proxypush.com/mwa 1-866-220-3985 • Go to the websit e address lis ted OR • Use any touch-tone telephone. OR • Mark, sign and date your proxy above. • Have your proxy card ready. card. • Have your proxy card ready. • Follow the sim ple recorded • Detach your proxy card. • Follow the simple instructio ns that n i structions. • Return your proxy card in the appear on your computer screen. postage-paid envelo pe provid ed. You maya lso vote the shares held in your account by telephone or via the Internet. Your electronic vote authorizes the named proxiesi n thes amem anner as if you marked, signed, dated and returned the proxy card. IF YOU CHOOSET O VOTE BY TELEPHONE OR VIA THE INTERNET, THERE IS NO NEEDT O MAIL BACKY OUR PROXY CARD. Both votin g systems preserve the confidentiality of your vote and will confirm your voting in structions wit h you. You may also change your selections on any or all of the proposals to be voted. If you would li ke to access future Proxy Statements and Annual Reports electronically, ple ase go to https://www.proxyconsent.com/mwa to giv e your consent. This consent will remain in effect until you notify Muel er Water Products, Inc. by mail that you wish to resume mail deli very of the Annual Report and Proxy Statement. CALL TOLL-FREE TO VOTE 1-866-220-3985 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING. ? DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET ? Please vote and sign on this side and x return promptly in the enclosed envelope. Do not forget to date your proxy. Votes must be indicated (x) in Black or Blue ink. Vote On Directors Vote On Proposals FOR AGAINST ABSTAIN Item 1. To elect ten members to the Board of Directors to serve for the ensuing year. 2. To approve the Amended and Restated 2006 x x x Stock Incentive Plan; FOR x WITHHOLD x FOR ALL x All All *EXCEPT 3. To approve the Executive Incentive Plan; x x x Nominees: 01) Donald N. Boyce, 02) Howard L. Clark, Jr., 03) Gregory E. Hyland, 4. To ratify the appointment of Ernst & Young LLP 04) Jerry W. Kolb, 05) Joseph B. Leonard, 06) Mark J. O’Brien, x x x as the Company’s in dependent registered public 07) Bernard G. Rethore, 08) Neil A. Springer, accounting firm for fiscal 2008; and 09) Lydia W. Thomas, 10) Michael T. Tokarz 5. To transact such other business as may properly come before the Annual Meeting and To withhold authority to vote for any individual nominee(s), mark “For All Except” and any adjournment thereof. write the number(s) of the nominee(s) on the line below.. Yes No Please n i dicate if you plan to attend this meeting and any adjournment thereof. x x *Exception For address changes and/or comments, please check this box and write them on the back where in dicated. x S C A N L I N E NOTE: Please sig n exactly as name appears hereon. Joint owners should each sig n. Whens ig nin g asa ttorney,e xecutor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authoriz ed officer. The signer hereby revokes all proxies heretofore given by thes igner tov otea tt he 2008 Annual Meetin g of Stockholders of Mueller Water Products, Inc. and any adjournment or postponement thereof. Date Share Owner sign here Co-Owner sign here

Directions to Four Seasons Hotel Atlanta

75 Fourteenth Street
Atlanta, Georgia 30309
404-881-9898

Buckhead/Lenox Square: 10 min.
Atlanta Botanical Garden
14th Street
75
Piedmont Park
10th Street
85
West Peachtree St.
Peachtree St.
Piedmont Ave.
Georgia Institute of Technology
Omni Coliseum
North Ave.

Instructions from I-85 South
- Take I-85 South
- Exit 84 (17th Street/14th Street/10th Street)
- Turn left at traffic light onto 14th Street
- Pass through three lights on 14th Street
- Hotel is on the right in the middle of the block (between W. Peachtree and Peachtree Street)

Instructions from I-75 South
- Take I-75 South
- Exit 250 (16th Street/14th Street/10th Street)
- Turn left at traffic light onto 14th Street
- Pass through three lights on 14th Street
- Hotel is on the right in the middle of the block (between W. Peachtree and Peachtree Street)

Instructions from Georgia 400 South
- Georgia 400 southbound will dead-end into Interstate 85 South.
- Exit 84 (17th Street/14th Street/10th Street)
- Turn left at traffic light onto 14th Street
- Pass through three lights on 14th Street
- Hotel is on the right in the middle of the block (between W. Peachtree and Peachtree Street)

Instructions from I-75 and I-85 North
- Follow either Interstate 75 or Interstate 85 North to Exit 250-Georgia Tech/10th Street/14th Street.
- At the top of the ramp continue straight ahead until the second traffic light.
- At the second light turn right onto 14th Street.
- Follow 14th Street for three blocks.
- Hotel is on the right in the middle of the block (between West Peachtree and Peachtree Street).

Instructions from I-20 East or I-20 West
- Follow Interstate 20 to the heart of the city and take exit marked Interstate 75/85 North.
- Exit 250-Georgia Tech/10th Street/14th Street.
- At the top of the ramp continue straight ahead until the second traffic light.
- At the second light turn right onto 14th Street.
- Follow 14th Street for three blocks.
- Hotel is on the right in the middle of the block (between West Peachtree and Peachtree Street).

MuellerWaterProducts, Inc.

Address Changes/Comments:____

MUELLERWATERPRODUCTS, INC.
PROXY PROCESSING
P.O. BOX 3520
S HACKENSACK NJ 07606-9220

(Continued and to be signed on the reverse side)

P THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The Rundersigned hereby appoin ts, Gregory E. Hyland, Michael T. Vollkommer, and Robert Barker, and each of them, with full power ofs ubstitutio The undersigned hereby appoints, Gregory E. Hyland, Michael T. Vollkommer, and Robert Barker, and each n ach, p oxi s to vo e ll he sha s f Mue er W t r Products Inc. C o St ck which th u ersign d may be entitleof them, with full power of substitution in each, proxies to vote all the shares of Mueller Water Products, Inc. d to vo e a he Annual Mee g f S ckhold rs t b held Janu ry 30, 2008, and at any djou nmen hereof, upon the Omatters Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be stated n he revers si , a p cf ied nd i h r discr i n upon s ch o h r busine a may p operly come before thheld January 30, 2008, and at any adjournments thereof, upon the matters stated on the reverse side, as m eti g o any adjournme t hereof. This proxy, specified and in their discretion upon such other business as may properly come before the meeting or any wh p op ly x u , will be voted In e ma r directed h in by th und sign d s ockh lder. If no direction X adjournment thereof. is , he p xy will be voted FOR Proposals 1, 2, 3 and 4. AddressThis proxy, when properly executed, will be voted In the manner directed herein by the undersigned C anges/C mm ts:Y stockholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3 and 4. (If you noted any Address Changes/Comments above, ple ase mark corresponding box on the reverse side.) Address Changes/Comments: MUELLERWATERPRODUCTS, INC. PROXYP ROCESSING P.O . BOX3 520 S HACKENSACKN J0 7606-9220 (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Co i u d d be signed on the ev )